UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TREVI THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

DATED APRIL 10, 2026

TREVI THERAPEUTICS, INC.

195 Church Street, 16th Floor

New Haven, CT 06510

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To be held June 3, 2026

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Trevi Therapeutics, Inc. The Annual Meeting is scheduled to be held exclusively online via the Internet as a virtual web conference at www.virtualshareholdermeeting.com/TRVI2026 on Wednesday, June 3, 2026 at 11:00 a.m. Eastern Time.

Only stockholders who owned common stock at the close of business on April 6, 2026, the record date for the Annual Meeting, can vote at the Annual Meeting or any adjournment or postponement that may take place. At the Annual Meeting, the stockholders will consider and vote on the following matters:

1.
Election of one Class I director to our Board of Directors to serve until the 2029 Annual Meeting of Stockholders;
2.
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.
Approval, on an advisory basis, of the compensation paid to our named executive officers;
4.
Approval of the Trevi Therapeutics, Inc. Amended and Restated 2019 Stock Incentive Plan;
5.
Approval of an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 200,000,000 shares to 400,000,000 shares; and
6.
Transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

A complete list of registered stockholders as of the close of business on April 6, 2026, the record date for the Annual Meeting, will be available for examination by any stockholder for any purpose germane to the Annual Meeting for a period of ten days ending on the day before the Annual Meeting at www.virtualshareholdermeeting.com/TRVI2026.

As noted above, our Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet. There will not be a physical meeting location and stockholders will not be able to attend the Annual Meeting in person. However, you may attend the Annual Meeting online, vote your shares electronically during the meeting and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/TRVI2026.

In order to attend the Annual Meeting online, vote your shares and submit your questions electronically during the Annual Meeting, you must visit www.virtualshareholdermeeting.com/TRVI2026 on June 3, 2026 at 11:00 a.m. Eastern Time. Further information about how to attend the Annual Meeting online, vote your shares and submit questions is included in the accompanying proxy statement. As outlined in the accompanying proxy statement, the Board of Directors recommends that you vote in favor of the director nominee in proposal one, and in favor of proposals two, three, four and five.

You can find more information, including the nominee for director, in the accompanying proxy statement for the Annual Meeting, which is also available for viewing, printing and downloading at www.proxyvote.com.

Instead of mailing to our stockholders a printed copy of our proxy materials, including the accompanying proxy statement, the proxy card and our annual report to stockholders for the fiscal year ended December 31, 2025, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about April , 2026, we plan to mail a Notice of Internet Availability of Proxy Materials, or Notice, to all stockholders of record at the close of business on April 6, 2026, the record date for the Annual Meeting, and we will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed or e-mailed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

If you are a stockholder of record, you may vote or submit a proxy to vote in one of the following ways:

•
Submit a Proxy to Vote Over the Internet Prior to the Annual Meeting, by going to www.proxyvote.com to complete an electronic proxy card (have your notice or proxy card in hand when you visit the website) or scanning the QR code on the proxy card with your smartphone. You will be asked to provide the control number from your proxy card. Internet voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on June 2, 2026;
•
Submit a Proxy to Vote Over the Telephone, by calling 1-800-690-6903 and following the instructions. Have your proxy card available when you call. You will be asked to provide the control number from your proxy card. Telephone voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on June 2, 2026;
•
Submit a Proxy to Vote Through the Mail, if you received (or requested and received) a printed copy of the proxy materials, by completing, signing and dating the proxy card that accompanies this proxy statement and returning it promptly in the postage-prepaid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your completed, signed and dated proxy card must be received by 11:59 p.m., Eastern Time, on June 2, 2026; or
•
Vote Over the Internet During the Annual Meeting, while virtually attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/TRVI2026. Have your notice or proxy card in hand when you visit the Annual Meeting website and follow the instructions.

If your shares are held in “street name,” that is, held for your account by a bank, broker or other nominee, you will receive instructions from the bank, broker or other nominee that you must follow for your shares to be voted.

Whether or not you plan to attend the Annual Meeting, we urge you to take the time to submit your proxy to vote your shares.

By order of the Board of Directors,

Jennifer L. Good President and Chief Executive Officer New Haven, Connecticut April , 2026

Trevi Therapeutics, Inc.

Proxy Statement

Page
PROXY STATEMENT	1
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2
PROPOSAL NO. 1—ELECTION OF ONE CLASS I DIRECTOR	6
PROPOSAL NO. 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	9
PROPOSAL NO. 3—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	10
PROPOSAL NO. 4—APPROVAL OF THE TREVI THERAPEUTICS, INC. AMENDED AND RESTATED 2019 STOCK INCENTIVE PLAN	10
PROPOSAL NO. 5—APPROVAL OF AN AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES	22
CORPORATE GOVERNANCE	23
EXECUTIVE COMPENSATION	29
TRANSACTIONS WITH RELATED PERSONS	38
PRINCIPAL STOCKHOLDERS	41
REPORT OF THE AUDIT COMMITTEE	43
HOUSEHOLDING	44
STOCKHOLDER PROPOSALS	44
OTHER MATTERS	44
APPENDIX A	48
APPENDIX B	58

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

DATED APRIL 10, 2026

TREVI THERAPEUTICS, INC.

195 Church Street, 16th Floor

New Haven, CT 06510

203-304-2499

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

to be held June 3, 2026

This proxy statement and the proxy card contain information about the 2026 Annual Meeting of Stockholders of Trevi Therapeutics, Inc., or the Annual Meeting, to be held exclusively online via the Internet as a virtual web conference at www.virtualshareholdermeeting.com/TRVI2026 on Wednesday, June 3, 2026 at 11:00 a.m. Eastern Time. You will be able to attend the Annual Meeting online, vote your shares electronically during the meeting and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/TRVI2026. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person. Your vote is very important to us. Whether or not you plan to attend the Annual Meeting online, your shares should be represented and voted.

The Board of Directors of Trevi is using this proxy statement and the proxy card to solicit proxies for use at the Annual Meeting. In this proxy statement, unless expressly stated otherwise or the context otherwise requires, the use of “Trevi,” “our,” “we” or “us” refers to Trevi Therapeutics, Inc. and its wholly owned subsidiary.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 3, 2026:

This proxy statement and our 2025 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Trevi Therapeutics, Inc., 195 Church Street, 16th Floor, New Haven, CT 06510. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are also available on the SEC’s website at https://www.sec.gov.

On or about April , 2026, we plan to mail a Notice of Internet Availability of Proxy Materials, or Notice, to all stockholders of record at the close of business on April 6, 2026, the record date for the Annual Meeting, other than to those stockholders who previously requested electronic or paper delivery of proxy materials. The Notice will direct stockholders to a website where they can access our proxy materials, including this proxy statement, the proxy card and our annual report to stockholders for the fiscal year ended December 31, 2025, and view instructions on how to submit a proxy. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose of the Annual Meeting

At the Annual Meeting, our stockholders will consider and vote on the following matters:

1.
Election of one Class I director to our Board of Directors to serve until the 2029 Annual Meeting of Stockholders;
2.
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.
Approval, on an advisory basis, of the compensation paid to our named executive officers;
4.
Approval of the Trevi Therapeutics, Inc. Amended and Restated 2019 Stock Incentive Plan;
5.
Approval of an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 200,000,000 shares to 400,000,000 shares; and
6.
Transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any business to come before the Annual Meeting other than the first five items noted above.

Board of Directors Recommendation

Our Board of Directors unanimously recommends that you vote:

FOR the election of the one nominee to serve as a Class I director on our Board of Directors for a three-year term; and

FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

FOR the approval of the compensation paid to our named executive officers; and

FOR the approval of the Trevi Therapeutics, Inc. Amended and Restated 2019 Stock Incentive Plan; and

FOR the approval of an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 200,000,000 shares to 400,000,000 shares.

Availability of Proxy Materials

We plan to mail the Notice regarding our proxy materials, including this proxy statement, the proxy card and our annual report to stockholders for the fiscal year ended December 31, 2025, to stockholders of record on or about April , 2026. Our proxy materials will be available for viewing, printing and downloading on the Internet at www.proxyvote.com.

Information About the Annual Meeting

This year’s Annual Meeting will be conducted as a virtual meeting of stockholders, which will be held exclusively online via the Internet as a virtual web conference. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our Annual Meeting by enabling stockholders to participate from any location around the world. You will be able to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit your questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/TRVI2026. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person. We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

The Annual Meeting will start at 11:00 a.m. Eastern Time, on June 3, 2026. Please note that you can only access the Annual Meeting via www.virtualshareholdermeeting.com/TRVI2026 beginning at 10:45 a.m. Eastern Time, on June 3, 2026. Please be sure to follow the instructions found on your proxy card and/or notice. If you encounter any difficulties accessing the Annual Meeting during check-in or at the time of the Annual Meeting, please contact the technical support phone numbers at www.virtualshareholdermeeting.com/TRVI2026.

Who Can Vote at the Annual Meeting

Only stockholders who owned our common stock at the close of business on the record date of April 6, 2026 are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date. As of April 6, 2026, there were 128,586,792 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Difference between a “stockholder of record” and a beneficial owner of shares held in “street name”

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, then you are considered a “stockholder of record” of those shares. In this case, the Notice has been sent to you directly by us. You may submit a proxy to vote your shares prior to the Annual Meeting by following the instructions contained on such Notice.

Beneficial Owners of Shares Held in “Street Name”. If your shares are held by a bank, broker or other nominee, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, the Notice has been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

How to Vote Your Shares

If you are a stockholder of record, you can vote your shares in one of two ways: either by submitting a proxy or online during the Annual Meeting. If you choose to submit a proxy to vote, you may do so by telephone, via the Internet or by mail. Each of these methods is explained below. If you hold your shares of our common stock in multiple accounts, you should vote or submit a proxy to vote your shares as described in each set of proxy materials you receive.

•
By Telephone. You may submit a proxy to vote by calling 1-800-690-6903 and following the instructions. Have your proxy card available when you call.
•
Via the Internet Prior to the Annual Meeting. You may submit a proxy to vote via the Internet by going to www.proxyvote.com to complete an electronic proxy card (have your notice or proxy card in hand when you visit the website) or scanning the QR code on the proxy card with your smartphone. You will be asked to provide the control number from your proxy card.
•
By Mail. If you received (or requested and received) a printed copy of the proxy materials, you may submit a proxy to vote by completing, signing and dating the proxy card that accompanies this proxy statement and returning it promptly in the postage-prepaid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
•
Via the Internet During the Annual Meeting. You may vote your shares online while virtually attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/TRVI2026. If you submit a proxy to vote prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote. Even if you plan to attend the Annual Meeting online, we urge you to submit a proxy to vote your shares in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting your shares will be voted as directed by you.

Stockholders of record will be able to submit a proxy to vote by telephone or the Internet prior to the Annual Meeting up until 11:59 p.m. Eastern Time on June 2, 2026, and mailed proxy cards must be received by June 2, 2026 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

If you are the beneficial owner of shares held in “street name”, you can submit instructions to vote those shares by following the instructions contained on the voting instruction card provided to you by the bank, broker or other nominee that holds your shares. If you wish to vote online during the Annual Meeting, you must demonstrate proof of your beneficial ownership to virtually attend the Annual Meeting and obtain a legal proxy from the organization that holds your shares. The voting deadlines and availability of telephone and Internet submission of proxies for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.

Shares Held in “Street Name” and “Broker Non-Votes”

If your shares are held in “street name,” your bank, broker or other nominee may under certain circumstances vote your shares even if you do not return voting instructions. Stock exchange rules permit brokers to vote customers’ shares on certain proposals for which they have received no voting instructions. Stock exchange rules, however, prohibit brokers from voting uninstructed shares in the case of the election of directors and certain other matters. Of the matters to be voted on at the Annual Meeting, we expect the only proposals on which your bank, broker or other nominee will have discretionary voting authority to vote your shares in the absence of voting instructions will be the proposal for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and the proposal for approval of an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 200,000,000 shares to 400,000,000 shares.

“Broker non-votes” occur when your bank, broker or other nominee submits a proxy for your shares but does not indicate a vote for a particular proposal because the bank, broker or other nominee does not have or did not exercise the authority to vote on that proposal and has not received voting instructions from you.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Our amended and restated bylaws provide that a quorum will exist if stockholders holding a majority in voting power of the shares of stock issued and outstanding and entitled to vote are present at the meeting in person, by means of remote communication in a manner authorized by the Board of Directors in its sole discretion, or by proxy. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

For purposes of determining whether a quorum exists, we will count as present any shares that are represented by proxy submitted over the Internet, by telephone or by completing and submitting a proxy by mail, or that are present virtually during the Annual Meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to withhold or abstain or only votes on one of the proposals. In addition, we will count as present shares that are “broker non-votes.”

Votes Required

Proposal No. 1 – Election of Director

The one nominee for director receiving the highest number of votes “for” election will be elected as a Class I director. This is called a plurality. You may vote “for” the nominee or “withhold” your vote for the nominee. Shares held in “street name” by your bank, broker or other nominee who indicate on their proxies that they do not have authority to vote the shares on this proposal will not be counted as votes “for” or “withhold” from any director nominee and will be treated as “broker non-votes.” Votes that are withheld and “broker non-votes” will not be included in the vote tally for the election of directors and will not affect the results of the vote.

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and voted “for” or “against” such matter. Abstentions will have no effect on the outcome of this proposal.

Proposal No. 3 – Advisory Vote to Approve Executive Compensation

The approval on an advisory basis, of the compensation paid to our named executive officers, requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and voted “for” or “against” such matter. Abstentions and “broker non-votes” will have no effect on the outcome of this proposal. Proposal No. 3 is non-binding. Because this vote is advisory and not binding on us or our Board of Directors in any way, our Board of Directors may decide that it is in our and our stockholders’ best interests to compensate our named executive officers in an amount or manner that differs from that which is approved by our stockholders.

Proposal No. 4 – Approval of the Trevi Therapeutics, Inc. Amended and Restated 2019 Stock Incentive Plan

The approval the Trevi Therapeutics, Inc. Amended and Restated 2019 Stock Incentive Plan requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and voted “for” or “against” such matter. Abstentions and “broker non-votes” will have no effect on the outcome of this proposal.

Proposal No. 5 – Approval of an Amendment to our Restated Certificate of Incorporation, as Amended, to Increase the Number of Authorized Shares of Common Stock

The approval of an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 200,000,000 shares to 400,000,000 shares, requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and voted “for” or “against” such matter. Abstentions and “broker non-votes” will have no effect on the outcome of this proposal.

Method of Counting Votes

Each holder of common stock is entitled to one vote at the Annual Meeting on each matter to come before the Annual Meeting, including the election of directors, for each share held by such stockholder as of the record date. Votes cast online during the Annual Meeting or represented by proxy submitted by mail, via the Internet or by telephone prior to the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether a quorum is present.

Revoking a Proxy; Changing Your Vote

If you are a stockholder of record, you may revoke your proxy and change your vote by following one of the below procedures:

•
Complete, sign and date a new proxy card and send it by mail in the postage-prepaid envelope provided to you. The proxy card must be received no later than June 2, 2026 at 11:59 p.m. Only your latest dated proxy card will be counted.
•
Submit a proxy to vote over the telephone or via the Internet as instructed above under “How to Vote Your Shares - By Telephone” and “How to Vote Your Shares - Via the Internet Prior to the Annual Meeting.” Only your latest telephone or Internet proxy is counted. You may change your vote by telephone or via the Internet up until 11:59 p.m. Eastern Time on June 2, 2026.
•
Virtually attend the Annual Meeting online and vote online as instructed above under “How to Vote Your Shares - Via the Internet During the Annual Meeting”, which will have the effect of revoking any previously submitted proxy. Attending the Annual Meeting alone will not revoke your proxy submitted via the Internet, by telephone or by mail, as the case may be.
•
Give our corporate secretary written notice at our principal executive offices before the Annual Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, broker or other nominee holding your shares. You may also vote via the Internet during the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you demonstrate proof of your beneficial ownership to virtually attend the Annual Meeting and obtain a legal proxy from the organization that holds your shares as described in the “How to Vote Your Shares” section above.

Your attendance online at the Annual Meeting will not automatically revoke your proxy.

Costs of Proxy Solicitation

We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile, email, personal interviews and other means.

Submitting Questions Online at the Annual Meeting

If you wish to submit a question during the Annual Meeting, you may log into the Annual Meeting platform at www.virtualshareholdermeeting.com/TRVI2026, type your question into the “ask a question field” and click “submit”. Our Annual Meeting will be governed by our Rules of Conduct, which will be posted at 10:45 a.m. on June 3, 2026 at www.virtualshareholdermeeting.com/TRVI2026. The Rules of Conduct will address the ability of stockholders to ask questions during the Annual Meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to Annual Meeting participants.

Voting Results

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1—ELECTION OF ONE CLASS I DIRECTOR

Our Board of Directors currently consists of six members. In accordance with the terms of our Restated Certificate of Incorporation, as amended, or our restated certificate of incorporation, and our amended and restated bylaws, our Board of Directors is divided into three classes (Class I, Class II and Class III), with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•
the Class I director is Michael Heffernan, and his term expires at the Annual Meeting;
•
the Class II directors are Dominick Colangelo, Edward Mathers and David Meeker, M.D., and their term expires at the Annual Meeting of Stockholders to be held in 2027; and
•
the Class III directors are Jennifer Good and Anne VanLent, and their term expires at the Annual Meeting of Stockholders to be held in 2028.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the Annual Meeting of Stockholders in the year in which their term expires.

Our restated certificate of incorporation and our amended and restated bylaws provide that the authorized number of directors may be changed only by resolution of our Board of Directors. Our restated certificate of incorporation and amended and restated bylaws also provide that our directors may be removed only for cause by the affirmative vote of the holders of at least 75% of the votes that all our stockholders would be entitled to cast in an annual election of directors and that any vacancy on our Board of Directors, including a vacancy resulting from an enlargement of our Board of Directors, may be filled only by vote of a majority of our directors then in office.

Our Board of Directors has nominated Mr. Heffernan for election as a Class I director at the Annual Meeting. Mr. Heffernan is presently a director and has indicated a willingness to continue to serve as director, if elected. If Mr. Heffernan becomes unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our Board of Directors.

Nominee for Election as a Class I Director

Biographical information, including principal occupation and business experience during the last five years, for our nominee for election as a Class I director at our Annual Meeting is set forth below.

Age

Michael Heffernan. Mr. Heffernan has served on our Board of Directors since February 2017 and served as our lead independent director from September 2020 until June 2023. Mr. Heffernan is the Founder of Collegium Pharmaceutical, a publicly traded pharmaceutical company, or Collegium, and served as the Chairman of its Board of Directors from July 2018 to May 2025. Mr. Heffernan served as Interim President and Chief Executive Officer of Collegium from May 2024 until November 2024 and as the President, Chief Executive Officer and a director of Collegium from October 2002 until July 2018. Most recently, Mr. Heffernan co-founded Avenge Bio, an oncology-focused biotechnology company, where he has served as Chairman since 2019 and served as Chief Executive Officer from January 2022 until May 2024. He has also been an advisor, investor and board member of a number of biopharmaceutical, medical device and healthcare services companies. Mr. Heffernan has served on the board of directors of Avalo Therapeutics, Inc., a publicly traded clinical stage biotechnology company, since March 2025 and was named the Chairman of the Board in March 2025. Mr. Heffernan has served on the board of directors of enGene Holdings Inc., a publicly traded clinical stage biotechnology company, since July 2025. Mr. Heffernan has served on the board of directors of Par Health, a private pharmaceutical company, since November 2025 and was named the Chairman of the Board in November 2025. Mr. Heffernan has also served on the board of directors of Biohaven LTD, a publicly traded biopharmaceutical company, since January 2020. Mr. Heffernan previously served on the board of directors of Synlogic, Inc., a publicly traded clinical-stage biotechnology company, from December 2020 to February 2025, and Akebia Therapeutics, Inc., a publicly traded biopharmaceutical company, from December 2018 until May 2022. Mr. Heffernan is a current member of the boards of several privately held companies. Mr. Heffernan earned his B.S. in Pharmacy from the University of Connecticut. Our Board of Directors believes that Mr. Heffernan’s experience as an entrepreneur and biopharmaceutical leader with over 30 years of experience building and leading development-stage and commercial companies, including as a member of the boards of publicly traded and privately held companies in the life sciences industry, provide him with the qualifications and skills to serve on our Board of Directors.

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The Board of Directors recommends voting “FOR” the election of Mr. Heffernan as a Class I director for a three-year term ending at the Annual Meeting of Stockholders to be held in 2029.

Any properly submitted proxy will be voted in favor of the nominee unless a contrary specification is made in the proxy. The nominee has consented to serve as director if elected. However, if the nominee is unable to serve or for good cause will not serve as a director, the persons named in the proxy intend to vote in their discretion for a substitute who will be designated by our Board of Directors.

Directors Continuing in Office

Biographical information, including principal occupation and business experience during the last five years, for our directors continuing in office after the Annual Meeting is set forth below.

Class II Directors (Term Expires at 2027 Annual Meeting)

Age

Dominick Colangelo. Mr. Colangelo has served on our Board of Directors since June 2020. Mr. Colangelo has served as President and Chief Executive Officer and a director of Vericel Corporation, a publicly traded commercial-stage biopharmaceutical company, since March 2013. Mr. Colangelo has more than 20 years of executive management and corporate development experience in the biopharmaceutical industry, including nearly a decade with Eli Lilly and Company, a publicly traded pharmaceutical company. During his career, he has held a variety of executive positions of increasing responsibility in product development, pharmaceutical operations, sales and marketing and corporate development. He has extensive experience in the acquisition, development and commercialization of products across a variety of therapeutic areas. Mr. Colangelo received a B.S.B.A. in Accounting from the State University of New York at Buffalo and a J.D. from the Duke University School of Law. Our Board of Directors believes that Mr. Colangelo’s experience as an executive and his governance experience provide him with the qualifications and skills to serve on our Board of Directors.

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Edward Mathers. Mr. Mathers has served on our Board of Directors since July 2017. Mr. Mathers has been a partner at New Enterprise Associates, Inc., a private venture capital firm, since August 2008. Mr. Mathers has served as a director of multiple publicly traded biopharmaceutical companies including Synlogic, Inc., since October 2012, Senti Biosciences, Inc., since July 2016, Onkure Therapeutics (formerly Reneo Pharmaceuticals, Inc.), since December 2017, and MBX Biosciences, since July 2020. He previously served as a director of ObsEva SA,a publicly traded biopharmaceutical company, from November 2015 until June 2023, Akouos, Inc., a publicly traded biopharmaceutical company, from October 2017 until December 2022, Mirum Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, from November 2018 until September 2022, Inozyme Pharma, a publicly traded biopharmaceutical company, from January 2017 to July 2025, and Rhythm Pharmaceuticals, a publicly traded biopharmaceutical company, from March 2013 to April 2026. He currently serves, and has previously served, on the board of directors of a number of private life sciences companies. Mr. Mathers earned his B.S. in chemistry from North Carolina State University. Our Board of Directors believes that Mr. Mathers’ experience investing in and advising life sciences companies, as well as his experience as a director of public and private companies in the life sciences industry, provide him with the qualifications and skills to serve on our Board of Directors.

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David Meeker, M.D. Dr. Meeker has served as a member of our Board of Directors and our chairman since July 2017. Dr. Meeker has served as President and Chief Executive Officer of Rhythm Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, since July 2020, as a director since November 2015 and as chairman of the board since April 2017. Prior to joining Rhythm Pharmaceuticals, Dr. Meeker was Chief Executive Officer and director of KSQ Therapeutics, Inc., a biotechnology company, from September 2017 to July 2020 and worked at Sanofi Genzyme, a biopharmaceutical company, from October 2011 to June 2017, in a variety of roles, including President and Chief Executive Officer of Genzyme, a Sanofi Company, from October 2011 until January 2016, as a member of Sanofi’s Executive Committee from 2012 to June 2017 and as Executive Vice President and head of Sanofi Genzyme, Sanofi’s specialty care unit with responsibility for rare diseases, multiple sclerosis, oncology and immunology franchises, from January 2016 to June 2017. Prior to the acquisition of Genzyme by Sanofi in 2011, Dr. Meeker worked at Genzyme Corporation beginning in 1994 as medical director, and held positions of increasing responsibility, ultimately serving as Chief Operating Officer. Prior to joining Genzyme, Dr. Meeker was director of the Pulmonary Critical Care Fellowship at the Cleveland Clinic and an Assistant Professor of Medicine at Ohio State University. Dr. Meeker has served as Chairman of Pharvaris B.V., a publicly traded biopharmaceutical company, since January 2021. Dr. Meeker holds a medical degree from the University of Vermont Medical School and completed the Advanced Management Program at Harvard Business School in 2000. He completed his internal medicine training at Harvard University’s Beth Israel Hospital and pulmonary/critical care training at Boston University. Our Board of Directors believes that Dr. Meeker is qualified to serve as the Chairman of our Board of Directors because of his extensive executive experience in the life sciences industry, his medical background and his deep familiarity with our business as an original investor and advisor to our company.

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Class III Directors (Term Expires at 2028 Annual Meeting)

Age

Jennifer Good. Ms. Good is our co-founder and has served as a member of our Board of Directors and as our President and Chief Executive Officer since our inception in March 2011. Previously, Ms. Good served at Penwest Pharmaceuticals Co., or Penwest, from 1997 to 2010, where she held various positions including President and Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. Ms. Good has served on the board of Rhythm Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, since June 2019. Ms. Good has also served as a board member of the Friedreich’s Ataxia Research Alliance (FARA), a patient advocacy group advancing treatments for the cure of Friedreich’s Ataxia, since 2011. Ms. Good received a Bachelor of Business Administration degree with a concentration in accounting from Pacific Lutheran University in 1987 and is a Certified Public Accountant licensed by the State of Washington, although her license is currently inactive. Our Board of Directors believes that Ms. Good’s in-depth knowledge of our business from serving as our founder, President and Chief Executive Officer and her perspective and experience as an executive and a director at publicly traded and

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privately held companies in the life sciences industry, provide her with the qualifications and skills to serve on our Board of Directors.

Anne VanLent. Ms. VanLent has served on our Board of Directors since October 2018. Since May 2008, Ms. VanLent has been President of AMV Advisors, providing corporate strategy and financial consulting services to emerging growth life sciences companies. Ms. VanLent was the Executive Vice President and Chief Financial Officer of Barrier Therapeutics, Inc., a publicly traded pharmaceutical company, from 2002 through 2008. Ms. VanLent served as a member of the board of directors and audit committee chair of ObsEva SA, a publicly traded biopharmaceutical company, from May 2021 until June 2023. Ms. VanLent also served as a member of the board of directors and audit committee chair of Applied Genetics Technologies Corporation, a publicly traded biotechnology company, from August 2016 until it was acquired by Syncona Limited in December 2022. Ms. VanLent received a B.A. in physics from Mount Holyoke College. Our Board of Directors believes that Ms. VanLent’s financial and accounting expertise and her experience as an executive and a member on the boards of publicly traded life sciences companies provides her with the qualifications and skills to serve on our Board of Directors.

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There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

Biographical information for our executive officers who are not directors is listed below.

Age

James Cassella, Ph.D.  Dr. Cassella has served as our Chief Development Officer since September 2024 and served as a member of our Board of Directors from February 2020 to September 2024. Prior to joining us as our Chief Development Officer, Dr. Cassella served as Chief Development Officer of Sun Pharmaceutical Industries Inc., a publicly traded biotechnology company, from March 2023 to September 2024, and as Chief Development Officer of Concert Pharmaceuticals, Inc., a publicly traded biotechnology company, from February 2015 until it was acquired by Sun Pharmaceutical Industries Inc. in March 2023. Prior to joining Concert, Dr. Cassella served as Executive Vice President, Research and Development and Chief Scientific Officer of Alexza Pharmaceuticals, Inc., a pharmaceutical company, from July 2012 to January 2015 and as its Senior Vice President, Research and Development from June 2004 to July 2012. From April 1989 to April 2004, Dr. Cassella held various management positions, including Senior Vice President of Clinical Research and Development at Neurogen Corporation, a publicly traded biotechnology company. Dr. Cassella received a Ph.D. in Physiological Psychology from Dartmouth College, completed a postdoctoral fellowship in the Department of Psychiatry at the Yale University School of Medicine and received a B.A. in Psychology from the University of New Haven.

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David Hastings. Mr. Hastings has served as our Chief Financial Officer since January 2026. Prior to joining us as our Chief Financial Officer, Mr. Hastings served as Chief Financial Officer at Arbutus Biopharma Corporation, a publicly traded biotechnology company, from June 2018 to March 2025. Prior to joining Arbutus, Mr. Hastings served as Chief Financial Officer at Unilife Corporation, which was a publicly traded medical device company, before it ceased operations in 2017, from February 2015 to June 2017. Prior to Unilife, Mr. Hastings served as Chief Financial Officer and Executive Vice President at Incyte Corporation, a publicly traded biotechnology company, from October 2003 to October 2014. Prior to Incyte, Mr. Hastings served as Chief Financial Officer and Treasurer of ArQule Inc., a publicly traded biopharmaceutical company later acquired by Merck & Co. Inc., from February 2000 to October 2003. From 1994 to February 2000, Mr. Hastings held various management positions, including Vice President, Corporate Controller at Genzyme Inc., a publicly traded biotechnology company, and Director of Finance at Sepracor Inc., a specialty pharmaceutical company. Mr. Hastings started his career at Coopers & Lybrand (now PwC), where he worked for nine years, completing his time as a Senior Manager. Mr. Hastings has served as a member of the board of directors and the audit committee chair of Scynexis, Inc., a publicly traded biotechnology company, since September 2015. Previously, Mr. Hastings has served as a member of the board of directors and the audit committee chair of Entasis Therapeutics, a publicly traded biotechnology company, from April 2018 to July 2022 and a member of the board of directors and the audit committee chair of VBL Therapeutics, a publicly traded biotechnology company, from January 2018 to October 2023. Mr. Hastings received a B.A. in economics from the University of Vermont.

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Thomas Sciascia, M.D. Dr. Sciascia is our co-founder and has served as our Chief Scientific Officer since November 2022. Prior to that, he served as our Chief Medical Officer from our inception, in March 2011, until November 2022. Previously, Dr. Sciascia was the Senior Vice President of Clinical Development and Regulatory and Chief Medical Officer at Penwest from 2001 to 2010. Dr. Sciascia received a B.S. in biology from the Massachusetts Institute of Technology and a medical degree from Columbia University. He is a board-certified neurologist licensed to practice medicine in the Commonwealth of Massachusetts.

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Farrell Simon, Pharm. D. Dr. Simon has served as our Chief Commercial Officer since February 2023. Prior to that, he served as our Senior Vice President, Head of Commercial and Strategy, from February 2022 until February 2023 and Vice President, Head of US Marketing, from September 2020 until February 2022. Previously, Dr. Simon was the Senior Director, Chief of Staff to the Biopharma Group President at Pfizer Inc. and a member of the biopharmaceutical executive leadership team from January 2018 to September 2020. Prior to joining Pfizer, Dr. Simon gained general management, marketing, and medical affairs experience at Procter & Gamble. Dr. Simon is the founder and Chief Executive Officer of The Simon Cancer Foundation and is on the board of directors for the Greater New Haven Chamber of Commerce. He previously held positions on the advisory boards for the business school and the College of Pharmacy at the University of Florida. Dr. Simon holds both an M.B.A. and a Pharm.D. from the University of Florida.

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PROPOSAL NO. 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

FISCAL YEAR ENDING DECEMBER 31, 2026

Our stockholders are being asked to ratify the appointment by the audit committee of our Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2026. Stockholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm. However, our Board of Directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of our Company and our stockholders.

A representative of Ernst & Young LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

We incurred the following fees from Ernst & Young LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2025 and 2024.

	2025	2024
Audit fees (1)	$625,000	$571,000
Audit-related fees (2)	60,000	—
Tax fees	—	—
All other fees	—	—
Total fees	$685,000	$571,000

(1)
Audit fees for each year consist of fees billed for professional services, including for the audit of our consolidated financial statements and the review of our quarterly financial statements. Additionally, audit fees for 2025 included professional services for the issuance of a comfort letter in connection with our prospectus supplement filed with the SEC in June 2025, professional services for the review of our registration statement on Form S-8 filed with the SEC in August 2025 and professional services for the review of our registration statement on Form S-3 filed with the SEC in November 2025. Audit fees for 2024 included professional services for the issuances of comfort letters in connection with offerings of common stock under the sales agreement, as amended, to which we are a party with Leerink Partners LLC (formerly SVB Securities LLC), or the ATM Sales Agreement, professional services for the review of our registration statement on Form S-8 filed with the SEC in March 2024 and the issuance of a comfort letter in connection with our prospectus supplement filed with the SEC in December 2024.
(2)
Audit-related fees for 2025 were associated with Sarbanes-Oxley readiness assessment work.

Audit Committee Pre-Approval Policy and Procedures

The audit committee of our Board of Directors has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our independent auditor. We may not engage our independent auditor to render any audit or non-audit service unless either the service is approved in advance by the audit committee, or the engagement to render the service is entered into pursuant to the audit committee’s pre-approval policies and procedures. Notwithstanding the foregoing, pre-approval is not required with respect to the provision of services, other than audit, review or attest services, by the independent auditor if the aggregate amount of all such services is no more than 5% of the total amount paid by us to the independent auditor during the fiscal year in which the services are provided, such services were not recognized by us at the time of the engagement to be non-audit services and such services are promptly brought to the attention of the audit committee and approved prior to completion of the audit by the audit committee or by the chair of the audit committee.

From time to time, our audit committee may pre-approve services that are expected to be provided to us by the independent auditor during the following 12 months. At the time such pre-approval is granted, the audit committee must identify the particular pre-approved services in a sufficient level of detail so that our management will not be called upon to make a judgment as to whether a proposed service fits within the pre-approved services, establish a monetary limit with respect to each particular pre-approved service, which limit shall not be exceeded without obtaining further pre-approval, and, at each regularly scheduled meeting of the audit committee following such approval, management or the independent auditor shall report to the audit committee regarding each service actually provided to us pursuant to such pre-approval. The audit committee has delegated to its chairman the authority to grant pre-approvals of audit or non-audit services to be provided by the independent auditor, provided that the fees for such services do not exceed $50,000. Any approval of services by the chairman of the audit committee is reported to the committee at its next regularly scheduled meeting.

During our 2025 and 2024 fiscal years, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.

The Board of Directors recommends voting “FOR” ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Any properly submitted proxy will be voted in favor of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 unless a contrary specification is made in the proxy.

PROPOSAL NO. 3—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, which added Section 14A to the Exchange Act. At the 2025 Annual Meeting of Stockholders, our stockholders approved, on an advisory, non-binding basis, an annual advisory vote on the compensation of our named executive officers. In accordance with the results of this vote, our Board of Directors determined to implement an advisory vote on the compensation of our named executive officers every year until the next advisory vote on the preferred frequency of such advisory votes, which advisory vote is required to be taken at least once every six calendar years as required by the Dodd-Frank Act and Section 14A of the Exchange Act.

Our executive compensation program is designed to attract and retain qualified and talented executives, motivate such executives to achieve our business goals and reward them for short- and long-term performance with a simple and clear compensation structure. Under this program, our named executive officers are rewarded for the achievement of our short- and long-term performance, which we believe serves to enhance short- and long-term value creation for our stockholders. The program contains elements of cash and equity-based compensation and is designed to align the interests of our executives with those of our stockholders.

Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables, narrative discussion and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding on our Board of Directors, our compensation committee or the Company. However, our compensation committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and intend to carefully consider the outcome of the vote when making future compensation decisions for named executive officers.

The Board of Directors recommends voting “FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers.

PROPOSAL NO. 4—APPROVAL OF THE TREVI THERAPEUTICS, INC. AMENDED AND RESTATED 2019 STOCK INCENTIVE PLAN

On April 10, 2026, or the Board Approval Date, our Board of Directors unanimously approved, subject to stockholder approval, an amendment and restatement of the Trevi Therapeutics, Inc. 2019 Stock Incentive Plan, as amended, or the 2019 Plan. The amendments reflected in the Trevi Therapeutics, Inc. Amended and Restated 2019 Stock Incentive Plan, or the A&R 2019 Plan, (i) increase the number of shares available for issuance thereunder by 8,000,000 shares, (ii) limit non-employee director compensation, (iii) prohibit liberal share recycling by providing that shares delivered to the Company in satisfaction of an exercise price or tax withholding do not become available under the plan for future grants and (iv) clarify that any dividends or dividend equivalents paid with respect to awards under the plan are subject to the same vesting and forfeiture provisions as the award with respect to which the dividend or dividend equivalent is paid. We are asking our stockholders to approve the A&R 2019 Plan because we think our equity compensation program is critical to the recruitment, retention and motivation of our employees, directors and consultants, all of whom drive the advancement of the Company’s business objectives and stockholder value.

Why We are Requesting Stockholder Approval

Our Board of Directors believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating the best talent in what is a competitive labor market. Central to these objectives is our equity-based compensation program, which is consistent with our compensation philosophy and the compensatory practices of other companies in our peer group and other companies that we compete with for talent. We and our Board of Directors understand that our equity-compensation needs must be balanced against the dilutive effect of such programs on our stockholders and the interests of our stockholders in the structure of such programs. To that end, and based on careful weighing of these considerations, as more fully described below, on the Board Approval Date, upon the recommendation of the compensation committee of our Board of Directors, and subject to stockholder approval, our Board of Directors approved the A&R 2019 Plan. If the A&R 2019 Plan is approved by our stockholders, we intend to register the additional shares reserved for issuance under the A&R 2019 Plan by filing a Registration Statement on Form S-8 as soon as practicable following such approval.

The 2019 Plan is our existing equity incentive plan, which became effective on May 7, 2019 in connection with our initial public offering. The 2019 Plan was amended by our Board of Directors on April 24, 2025 to increase the shares available for grant under the plan and also to remove the “evergreen” provision in the plan, which amendments were approved by our stockholders on June 11, 2025. When the 2019 Plan was amended in 2025, we expected that the increased share pool would allow us to grant equity awards for one to two years. Consistent with that expectation, the remaining shares currently available for grant under the 2019 Plan are insufficient to meet our equity compensation needs. The A&R 2019 Plan increases the share pool under the 2019 Plan by 8,000,000 shares of common stock and makes certain stockholder-focused changes to the plan, as described below. If approved, the new 8,000,000 shares reserved under the A&R 2019 Plan would represent approximately 6.23% of our 128,411,048 outstanding shares as of March 31, 2026. Our Board of Directors believes the proposed dilution to stockholders as a result of the proposed increased pool is judicious and sustainable and, importantly, critical to meeting our business goals.

We intend to utilize the A&R 2019 Plan as we have utilized the 2019 Plan: specifically, to grant equity awards to our employees, non-employee directors, consultants, and advisors in order to recruit, incentivize, retain and reward those who are critical to our success. Our compensation committee determined the requested increased number of shares under the A&R 2019 Plan based on projected new-hire equity awards, projected annual equity awards to our employees and non-employee directors, projected employee recognition and promotion awards, and an assessment of the magnitude of the share reserve under the A&R 2019 Plan that our stockholders would likely find acceptable. If stockholders approve the A&R 2019 Plan, subject to adjustment in the event of stock splits and other similar events, awards may be made under the A&R 2019 Plan for up to a number of shares of common stock equal to the sum of: (i) 29,000,000 shares of common stock; and (ii) such additional number of shares of common stock (up to 11,000,000 shares) as is equal to the number of shares of common stock subject to awards granted under our 2012 Stock Incentive Plan, as amended, or the 2012 Plan, that were outstanding as of the date that the 2019 Plan originally became effective and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options, to any limitations under the Internal Revenue Code of 1986, as amended, and any regulations thereunder, or the Code). The 2019 Plan included several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices and the A&R 2019 Plan further enhances those stockholder-focused provisions by adding to the plan provisions that prohibit liberal share recycling, limit the amount of non-employee director compensation and require that any dividend or dividend equivalents paid in respect of awards granted under the A&R 2019 Plan is subject to the same vesting and forfeiture provisions as the award with respect to which the dividend or dividend equivalent is paid.

The following table includes information, as of March 31, 2026, regarding all of our outstanding equity awards under all of our equity-based compensation plans and arrangements under which shares of common stock may be issued. This includes shares subject to outstanding awards under the 2012 Plan, the 2019 Plan and the number of shares available under the 2019 Plan for future awards, but does not include shares issuable or otherwise available for issuance under our 2019 Employee Stock Purchase Plan.

Number of outstanding stock options	12,041,686
Weighted average exercise price of outstanding stock options	$5.41
Weighted average remaining contractual term of outstanding stock options (years)	7.6
Shares available under the 2019 Plan for the grant of new awards	4,065,967
New shares requested for approval pursuant to the A&R 2019 Plan	8,000,000
Estimated total number of shares available for the grant of new awards under all equity-based compensation plans, assuming stockholder approval of the A&R 2019 Plan	12,065,967
Number of shares of common stock outstanding	128,411,048

As of March 31, 2026, there were no outstanding (i) shares of restricted stock, (ii) restricted stock units, or RSUs, (iii) stock appreciation rights, or SARs, or (iv) other stock-based awards.

We expect that the proposed share pool under the A&R 2019 Plan will allow us to continue to grant equity awards at our historic rates for approximately two years, but the actual duration of the share pool may vary based on changes in participation, our stock price and market practice.

We believe that our stock-based compensation programs have been integral to our success in the past and will be important to our ability to succeed in the future. The A&R 2019 Plan will expire on May 6, 2029. If the A&R 2019 Plan is not approved by our stockholders, we will not be able to make equity incentive awards to meet our hiring and retention needs in a highly competitive market, which could have an adverse impact on our business. Further, if the A&R 2019 Plan is not approved, we could be forced to increase cash compensation, which will reduce the resources we are able to allocate to meet our business needs and objectives. Therefore, the approval of the A&R 2019 Plan is vital to our future success.

The Board of Directors recommends voting “FOR” the approval of the Trevi Therapeutics, Inc. Amended and Restated 2019 Stock Incentive Plan.

Following below is a discussion of:

• Highlights of the A&R 2019 Plan;

• Reasons Why Stockholders Should Approve the A&R 2019 Plan;

• Information Regarding Overhang and Burn Rate; and

• Description of the A&R 2019 Plan.

Highlights of the A&R 2019 Plan

The A&R 2019 Plan would add several additional features to the 2019 Plan that are consistent with protecting the interests of our stockholders and sound corporate governance practices, in addition to the 2019 Plan’s existing stockholder-focused provisions. These features are highlighted below and are more fully described in the summary of the A&R 2019 Plan further below in this proposal. These descriptions assume and give effect to stockholder approval of the A&R 2019 Plan and are qualified in their entirety by the specific language of the A&R 2019 Plan in Appendix A to this proxy statement.

No Evergreen. The A&R 2019 Plan does not include an “evergreen” or other provision that automatically increases the number of shares available for grant under the plan and therefore any increase to the maximum share reserve in the A&R 2019 Plan is subject to approval by our stockholders, allowing stockholders to have a say in our equity compensation programs.

Clawback Policy. In accepting an Award under the A&R 2019 Plan, a participant agrees to be bound by any clawback policy that we have in effect or may adopt in the future.

We have adopted a Dodd-Frank Compensation Recovery Policy, or Clawback Policy, in accordance with Rule 10D-1 of the Exchange Act, and Nasdaq listing standards that is applicable to our current and former executive officers, or the Covered Persons. The Clawback Policy is administered and interpreted by our compensation committee. In the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under U.S. federal securities laws, including any required restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, it is our policy to attempt to recover reasonably promptly the amount of erroneously awarded incentive-based compensation received by Covered Persons. The recovery of such compensation applies regardless of whether an executive engaged in misconduct or otherwise caused or contributed to the requirement for the accounting restatement.

No Automatic Vesting of Awards on a Change in Control Event. The A&R 2019 Plan does not provide for the automatic vesting of awards in connection with a change in control event.

No Repricing of Awards. The A&R 2019 Plan prohibits the direct or indirect repricing of stock options or SARs without stockholder approval.

No Liberal Share Recycling. The A&R 2019 Plan prohibits the re-granting of (i) shares withheld or delivered to satisfy the exercise price of an award or to satisfy tax withholding obligations and (ii) shares that were subject to a stock appreciation right, or SAR, and were not issued upon the net settlement or net exercise of such award.

Limit on Non-Employee Director Compensation. The maximum aggregate amount of cash earned or paid and value of awards (calculated based on grant date fair value for financial reporting purposes) granted to any non-employee director in any calendar year may not exceed $750,000 in the case of an incumbent director. However, such maximum aggregate amount shall not exceed $1,000,000 in any calendar year for an individual non-employee director in such non-employee director’s initial year of election or appointment. Exceptions to these limitations may only be made by our Board of Directors in extraordinary circumstances, provided that the non-employee director receiving any additional compensation may not participate in the decision to award such compensation.

Dividends and Dividend Equivalents on Awards Not Paid Until Award Vests. Any dividends or dividend equivalents paid with respect to awards under the A&R 2019 Plan are subject to the same vesting and forfeiture provisions as the award with respect to which the dividend or dividend equivalent is paid.

No Discounted Stock Options or SARs. All stock options and SARs granted under the A&R 2019 Plan must have an exercise or measurement price that is at least equal to the fair market value of the underlying common stock on the date of grant.

Material Amendments Require Stockholder Approval. Stockholder approval is required prior to an amendment of the A&R 2019 Plan that is required to be approved by our stockholders under the rules of the Nasdaq Global Market or any other exchange or marketplace on which our stock is listed or traded.

Administered by an Independent Committee. The A&R 2019 Plan is administered by the compensation committee, as delegated by our Board of Directors. The compensation committee is made up entirely of independent directors.

Reasons Why Stockholders Should Approve the A&R 2019 Plan

Incentivizes, Retains and Motivates Talent. It is critical to our success that we incentivize, retain and motivate the best talent in what is a competitive labor market. Our equity-based compensation program has always been and will continue to be a key component in our ability to pay market-competitive compensation to our employees.

Aligns with Our Pay-for-Performance Compensation Philosophy. We believe that equity-based compensation is inherently performance-based. As the value of our stock appreciates, our employees receive greater compensation at the same time that our stockholders are receiving a greater return on their investment. Conversely, if the stock price does not appreciate following the grant of an equity award, then our employees would not receive any compensation in respect of stock options.

Aligns Employee and Director Interests with Stockholder Interests. Providing our employees and non-employee directors with compensation in the form of equity directly aligns the interests of those employees and non-employee directors with the interests of our stockholders. If the A&R 2019 Plan is approved by our stockholders, we will be able to continue granting equity-based incentives that foster this alignment between our employees and non-employee directors and our stockholders.

Consistent with Stockholder Interests and Sound Corporate Governance. As described under the heading “Highlights of the A&R 2019 Plan” and more thoroughly below, the A&R 2019 Plan was purposefully designed to include features that are consistent with the interests of our stockholders and sound corporate governance practices.

Information Regarding Overhang and Burn Rate

In developing our share request for the A&R 2019 Plan and analyzing the impact of utilizing equity as a means of compensation on our stockholders, we considered both our “overhang” and our “burn rate.”

Overhang is a measure of potential dilution, which we define as the sum of (i) the total number of shares underlying all equity awards outstanding and (ii) the total number of shares available for future award grants, divided by the number of shares of common stock outstanding. As of March 31, 2026, there were 11,763,268 shares underlying all equity awards outstanding, 4,065,967 shares available under the 2019 Plan for future awards, and 128,411,048 shares of common stock outstanding. Accordingly, our overhang at March 31, 2026 was 12.3%. If the 8,000,0000 additional shares proposed to be authorized for grant under the A&R 2019 Plan are included in the calculation, our overhang on March 31, 2026 would have been 18.6%.

Burn rate provides a measure of the potential dilutive impact of our equity award program, which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our burn rate for the 2025, 2024 and 2023 calendar years, as well as an average over those years. Our three-year average burn rate is below the three-year average burn rate of the other companies in our peer group.

Calendar Year	Awards Granted (#)	Basic Weighted Average Number of Shares of Common Stock Outstanding (#)	Gross Burn Rate (1)
2025	2,999,800	134,747,198	2.23%
2024	3,404,750	101,971,873	3.34%
2023	1,563,500	99,033,373	1.58%
Three-Year Average	2,656,017	111,917,481	2.37%

(1) We define “gross burn rate” as the number of equity awards granted in the year divided by the basic weighted average number of shares of common stock outstanding. For purposes of this calculation, for each year, we counted the number of equity awards subject to any performance-based achievement based on the maximum number of shares of our common stock issuable under such awards.

Equity Compensation Plan Information

For more information on our equity compensation plans, please see the section titled “Executive Compensation—Equity Incentives” contained elsewhere in this proxy statement.

Description of the A&R 2019 Plan

The following is a brief summary of the Amended and Restated 2019 Stock Incentive Plan, or A&R 2019 Plan. A copy of the A&R 2019 Plan is attached as Appendix A to this proxy statement. This summary assumes and gives effect to stockholder approval of the A&R 2019 Plan and is qualified in its entirety by the specific language of the A&R 2019 Plan found in Appendix A to this proxy statement. References to our Board of Directors in this summary shall include the compensation committee or any similar committee or sub-committee or our officers to the extent that our Board of Directors’ powers or authority under the A&R 2019 Plan have been delegated to such committee or officers, in accordance with the A&R 2019 Plan.

For purposes of this proposal and except where the context otherwise requires, the term “Company” and similar terms shall include any of our present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other business venture (including, without limitation, joint venture or limited liability company) in which we have a controlling interest, as determined by our Board of Directors.

Types of Awards; Shares Available for Awards; Share Counting Rules

The A&R 2019 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, SARs, restricted stock, RSUs and other stock-based awards as described below, which we refer to, collectively, as awards or Awards.

Subject to adjustment in the event of stock splits, stock dividends and other similar events, awards may be made under the A&R 2019 Plan (any or all of which awards may be in the form of incentive stock options) for up to a number of shares of common stock equal to the sum of: (i) 29,000,000 shares of our common stock; and (ii) such additional number of shares of common stock (up to 11,000,000 shares) as is equal to the number of shares of common stock subject to awards granted under our 2012 Plan, that were outstanding as of the date that the 2019 Plan originally became effective and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options to any limitations under the Code). Shares of common stock issued under the A&R 2019 Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

The A&R 2019 Plan provides that the maximum aggregate amount of cash and value of awards (calculated based on grant date fair value for financial reporting purposes) granted to any individual non-employee director in any calendar year may not exceed $750,000 in the case of an incumbent director. However, such maximum aggregate amount shall not exceed $1,000,000 in any calendar year for any individual non-employee director in such non-employee director’s initial year of election or appointment. Moreover, fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance, any amounts paid to a non-employee director as reimbursement of an expense and any financial statement expense associated with the modification of an outstanding award will not count against this limit. Exceptions to this limitation may only be made by our Board of Directors in extraordinary circumstances provided that the non-employee director receiving additional compensation does not participate in the decision to award such compensation. This limitation does not apply to cash or awards granted to a non-employee director in his or her capacity as an advisor or consultant to the Company.

For purposes of counting the number of shares available for the grant of awards under the A&R 2019 Plan, all shares of common stock covered by SARs shall be counted against the number of shares available for the grant of awards under the A&R 2019 Plan. However, SARs that may be settled only in cash will not be so counted. In addition, if we grant a SAR in tandem with a stock option for the same number of shares of our common stock and provide that only one such award may be exercised, referred to as a tandem SAR, only the shares covered by the stock option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the A&R 2019 Plan.

Shares covered by awards under the A&R 2019 Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of an award being settled in cash rather than stock) will again be available for the grant of awards under the A&R 2019 Plan (subject, in the case of incentive stock options, to any limitations under the Code). In the case of the exercise of a SAR, the number of shares counted against the shares available for the grant of awards under the A&R 2019 Plan will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle the SAR upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.

Shares of common stock that are delivered (by actual delivery, attestation, or net exercise) to us by a participant to purchase shares of common stock upon exercise of an award or to satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will not be added back to the number of shares available for the future grant of awards under the A&R 2019 Plan.

In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our Board of Directors may grant awards under the A&R 2019 Plan in substitution for any stock options or other stock or stock-based awards granted by such entity or an affiliate thereof on such terms as our Board of Directors determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the A&R 2019 Plan. No such substitute awards shall count against the overall share limit contained in the A&R 2019 Plan, except as required by reason of Section 422 and related provisions of the Code.

Descriptions of Awards

Stock Options. A participant who is awarded a stock option receives the right to purchase a specified number of shares of common stock at a specified exercise price and subject to the other terms and conditions that are specified in connection with the award agreement. A stock option that is not intended to be an “incentive stock option” is a “nonstatutory stock option.” Stock options may not be granted at an exercise price that is less than 100% of the fair market value of our common stock on the date of grant. If our Board of Directors approves the grant of a stock option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of our common stock on that future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to participants who hold more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries. Under the terms of the A&R 2019 Plan, stock options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive stock options granted to participants who hold greater than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries).

The A&R 2019 Plan permits participants to pay the exercise price of stock options using one or more of the following manners of payment: (i) payment by cash or by check, (ii) except as may otherwise be provided in the applicable award agreement or approved by our Board of Directors, in connection with a “cashless exercise” through a broker, (iii) to the extent provided in the applicable award agreement or approved by our Board of Directors, and subject to certain conditions, by delivery to us (either by actual delivery or attestation) of shares of common stock owned by the participant valued at their fair market value, (iv) to the extent provided in an applicable nonstatutory stock option award agreement or approved by our Board of Directors, by delivery of a notice of “net exercise” as a result of which we will retain a number of shares of common stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the stock option being exercised divided by the fair market value of our common stock on the date of exercise, (v) to the extent permitted by applicable law and provided for in the applicable award agreement or approved by our Board of Directors, by any other lawful means, or (vi) by any combination of these forms of payment.

Stock Appreciation Rights. A participant who is awarded a SAR receives, upon exercise, a number of shares of our common stock, or cash (or a combination of shares of our common stock and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price. The A&R 2019 Plan provides that the measurement price of a SAR may not be less than 100% of the fair market value of our common stock on the date the SAR is granted (provided, however, that if our Board of Directors approves the grant of a SAR effective as of a future date, the measurement price shall not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years.

Limitation on Repricing of Stock Options or SARs. Unless such action is approved by our stockholders or otherwise permitted under the terms of the A&R 2019 Plan in connection with certain changes in capitalization and reorganization events, we may not (i) amend any outstanding stock option or SAR granted under the A&R 2019 Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding stock option or SAR, (ii) cancel any outstanding stock option or SAR (whether or not granted under the A&R 2019 Plan) and grant in substitution therefor new awards under the A&R 2019 Plan (other than certain substitute awards issued in connection with a merger or consolidation of an entity with us or an acquisition by us, described above) covering the same or a different number of shares of our common stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the cancelled stock option or SAR, (iii) cancel in exchange for a cash payment any outstanding stock option or SAR with an exercise price or measurement price per share above the then-current fair market value of our common stock, or (iv) take any other action under the A&R 2019 Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Global Market or any other exchange or marketplace on which our stock is listed or traded.

Restricted Stock Awards. A participant who is granted a restricted stock award is entitled to acquire shares of our common stock, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost), in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Dividends (whether paid in cash, stock or property) declared and paid by us with respect to shares of restricted stock will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares.

Restricted Stock Unit Awards. A participant who is granted an RSU award is entitled to receive shares of our common stock, or cash equal to the fair market value of such shares or a combination thereof, in the event that the conditions specified in the applicable award are satisfied, with such shares to be delivered at the time such award vests or on a deferred basis pursuant to the terms and conditions established by our Board of Directors. Our Board of Directors may provide that settlement of RSUs will be deferred, on a mandatory basis or at the election of the participant, in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. An RSU award agreement may provide the applicable participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of our common stock. Any such dividend equivalents may be settled in cash and/or shares of our common stock and will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are awarded.

Other Stock-Based Awards. Under the A&R 2019 Plan, our Board of Directors may grant other awards of shares of our common stock, and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our common stock or other property, having such terms and conditions as our Board of Directors may determine. We refer to these types of awards as other stock-based awards. Other stock-based awards may be available as a form of payment in settlement of other awards granted under the A&R 2019 Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other stock-based awards may be paid in shares of our common stock or in cash, as our Board of Directors may determine.

Eligibility to Receive Awards

All of our employees, officers, and directors, as well as our consultants and advisors, are eligible to receive awards under the A&R 2019 Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code.

As of March 31, 2026, approximately 44 persons were eligible to receive awards under the A&R 2019 Plan, including five executive officers (who are current employees), 33 employees (excluding executive officers), five non-employee directors, one consultant and zero advisors (excluding consultants).

On March 31, 2026, the last reported sale price of our common stock on the Nasdaq Global Market was $11.93.

Transferability of Awards

Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by a participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. However, except with respect to awards that are subject to Section 409A of the Code, our Board of Directors may permit or provide in an award for the gratuitous transfer of the award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if we would be eligible to use a Form S-8 under the Securities Act of 1933, as amended, for the registration of the sale of the common stock subject to such award to the proposed transferee. Further, we are not required to recognize any such permitted transfer until such time as the permitted transferee has, as a condition to the transfer, delivered to us a written instrument in form and substance satisfactory to us confirming that such transferee will be bound by all of the terms and conditions of the award. None of the restrictions described in this paragraph prohibit a transfer from the participant to us.

No Rights as a Stockholder

No participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of common stock to be distributed with respect to an award granted under the A&R 2019 Plan until becoming a record holder of such shares, subject to the terms of an award agreement.

Clawback

In accepting an award under the A&R 2019 Plan, a participant agrees to be bound by any clawback policy that we have in effect or may adopt in the future.

We have adopted a Dodd-Frank Compensation Recovery Policy, or Clawback Policy, in accordance with Rule 10D-1 of the Exchange Act, and Nasdaq listing standards that is applicable to our current and former executive officers, or the Covered Persons. The Clawback Policy is administered and interpreted by our compensation committee. In the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under U.S. federal securities laws, including any required restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, it is our policy to attempt to recover reasonably promptly the amount of erroneously awarded incentive-based compensation received by Covered Persons. The recovery of such compensation applies regardless of whether an executive engaged in misconduct or otherwise caused or contributed to the requirement for the accounting restatement.

Awards Granted under the 2019 Plan

The following table sets forth information about equity-based awards granted under the 2019 Plan since adoption of the 2019 Plan through March 31, 2026, to the individuals and groups described in the below table.

Name and Position	Number of Shares of Common Stock Underlying Stock Options
Jennifer Good President and Chief Executive Officer	4,186,084
James Cassella, Ph.D. Chief Development Officer	1,056,184
Farrell Simon, Pharm. D. Chief Commercial Officer	840,837
All current executive officers as a group	7,488,999
All current directors who are not executive officers as a group	984,469
Our nominee for election as a director, Michael Heffernan	222,367
Each associate of any of such directors, executive officers or nominees	—
Each other person who received or is to receive 5 percent or more of such stock options, warrants or rights	—
All employees, including all current officers who are not executive officers, as a group	11,018,512

New Plan Benefits Table

The granting of awards under the A&R 2019 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group, other than as set forth below. We grant each of our non-employee directors a stock option to purchase 70,000 shares of our common stock upon initial election to the Board of Directors and, after such non-employee director has served on the Board of Directors for at least six months, a stock option to purchase 35,000 shares of our common stock on the date of each annual meeting thereafter, including the Annual Meeting, under the terms of our Non-Employee Director Compensation Policy and subject to the limits on director compensation set forth in the A&R 2019 Plan. The compensation we pay to our directors is further discussed below under “Corporate Governance—Director Compensation.”

Name and Position	Number of Shares of Common Stock Underlying Stock Options
Jennifer Good President and Chief Executive Officer	-
James Cassella, Ph.D. Chief Development Officer	-
Farrell Simon, Pharm. D. Chief Commercial Officer	-
All current executive officers as a group	-
All current directors who are not executive officers as a group (1)	175,000
All employees, including all current officers who are not executive officers, as a group	-

(1) Represents the annual stock option award to purchase shares of common stock to be granted in 2026 to each non-employee director. Under our Non-Employee Director Compensation Policy, each non-employee director of at least six months will receive an annual stock option award of 35,000 shares on the date of our annual stockholder meeting. The exercise price of each stock option to be granted under this policy will be equal to the fair market value of our common stock on the date of grant. Excludes (i) stock options that the non-employee directors will be entitled to receive under our Non-Employee Director Compensation Policy for subsequent years following 2026 and (ii) any discretionary awards that any non-employee director may be awarded under the A&R 2019 Plan.

Administration

The A&R 2019 Plan will be administered by our Board of Directors. Our Board of Directors has the authority to grant awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the A&R 2019 Plan that it deems advisable and to construe and interpret the provisions of the A&R 2019 Plan and any award agreements entered into under the A&R 2019 Plan. Our Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in the A&R 2019 Plan or any award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by our Board of Directors will be made in our Board of Directors’ sole discretion and will be final and binding on all persons having or claiming any interest in the A&R 2019 Plan or in any award.

Pursuant to the terms of the A&R 2019 Plan, our Board of Directors may delegate any or all of its powers under the A&R 2019 Plan to one or more committees or subcommittees of our Board of Directors. The Board of Directors has authorized the compensation committee to administer the A&R 2019 Plan.

Subject to any requirements of applicable law, the Board of Directors may delegate to one or more officers of the Company the power to grant awards (subject to any limitations under the A&R 2019 Plan) to employees or officers of the Company and to exercise such other powers under the A&R 2019 Plan as the Board of Directors may determine, provided that the Board of Directors shall fix the terms of awards to be granted by such officers, the maximum number of shares subject to awards that the officers may grant, and the time period in which such awards may be granted; and provided further that no officer shall be authorized to grant awards to any “executive officer” (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended, or the Exchange Act), or to any “officer” (as defined by Rule 16a-1(f) under the Exchange Act).

Subject to applicable limitations contained in the A&R 2019 Plan, the Board of Directors, the compensation committee, or any other committee or subcommittee or Company officer to whom the Board of Directors has delegated authority pursuant to the A&R 2019 Plan, as the case may be, selects the recipients of awards and determines (i) the number of shares of common stock, cash or other consideration covered by awards and the terms and conditions of such awards, including the dates upon which such awards become exercisable or otherwise vest, (ii) the exercise or measurement price of awards, if any, and (iii) the duration of awards.

Except as otherwise provided in the A&R 2019 Plan, each award under the A&R 2019 Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and our Board of Directors need not treat participants uniformly. Our Board of Directors will determine the effect on an award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a participant, and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights under an award.

The Board of Directors may at any time provide that any award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock, other than an ordinary cash dividend, we are required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by our Board of Directors, to (i) the number and class of securities available under the A&R 2019 Plan, (ii) the share counting rules set forth in the A&R 2019 Plan, (iii) the number and class of securities and exercise price per share of each outstanding stock option, (iv) the share and per share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of restricted stock and (vi) the share and per share related provisions and purchase price, if any, of each outstanding RSU award and each outstanding other stock-based award. In the event we effect a split of our common stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding stock option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then a participant who exercises a stock option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of common stock acquired upon such stock option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

We will indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the A&R 2019 Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with our Board of Directors’ approval) arising out of any act or omission to act concerning the A&R 2019 Plan unless arising out of such person’s own fraud or bad faith.

Amendment of Awards. Except as otherwise provided under the A&R 2019 Plan with respect to repricing outstanding stock options or SARs and with respect to actions requiring stockholder approval, our Board of Directors may amend, modify or terminate any outstanding award, including but not limited to, substituting therefor another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option, provided that the participant’s consent to any such action will be required unless our Board of Directors determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the A&R 2019 Plan or the change is otherwise permitted under the terms of the A&R 2019 Plan in connection with certain corporate events.

Reorganization Events

The A&R 2019 Plan contains provisions addressing the consequences of any reorganization event. A reorganization event is defined under the A&R 2019 Plan as (i) any merger or consolidation of us with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (ii) any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange or other transaction or (iii) our liquidation or dissolution.

Provisions Applicable to Awards Other than Restricted Stock. Under the A&R 2019 Plan, if a reorganization event occurs, our Board of Directors may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than restricted stock on such terms as our Board of Directors determines (except to the extent specifically provided otherwise in an applicable award agreement or another agreement between a participant and us): (i) provide that awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a participant, provide that all of the participant’s unvested awards will be forfeited immediately before the reorganization event and/or that all unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an award shall lapse, in whole or in part prior to or upon such reorganization event, (iv) in the event of a reorganization event under the terms of which holders of shares of common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, or the Acquisition Price, make or provide for a cash payment to participants with respect to an award held by a participant equal to (I) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (II) the excess, if any, of (A) the Acquisition Price over (B) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, (v) provide that, in connection with our liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing.

Our Board of Directors is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically. Certain RSU awards that are subject to Section 409A of the Code will be settled in accordance with the terms of the applicable award agreement or as otherwise specified in the A&R 2019 Plan.

Provisions Applicable to Restricted Stock. Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless our Board of Directors determines otherwise, apply to the cash, securities or other property which our common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock. However, our Board of Directors may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted stock or any other agreement between a participant and us, either initially or by amendment. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any award of restricted stock or any other agreement between the participant and us, all restrictions and conditions on all restricted stock then outstanding shall automatically be deemed terminated or satisfied.

Provisions for Foreign Participants

The Board of Directors may establish one or more sub-plans under the A&R 2019 Plan to satisfy applicable securities, tax or other laws of various jurisdictions. The Board of Directors will establish such sub-plans by adopting supplements to the A&R 2019 Plan containing any limitations on the Board of Directors’ discretion under the A&R 2019 Plan and any additional terms and conditions not otherwise inconsistent with the A&R 2019 Plan as the Board of Directors deems necessary or desirable. All supplements adopted by the Board of Directors will be deemed to be part of the A&R 2019 Plan, but each supplement will only apply to participants within the affected jurisdiction.

Withholding

The participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before we will deliver stock certificates or otherwise recognize ownership of common stock under an award. We may elect to satisfy the withholding obligations through additional withholding on salary or wages. If we elect not to or cannot withhold from other compensation, the participant must pay us the full amount, if any, required for withholding or have a broker tender to us cash equal to the withholding obligations. Payment of withholding obligations is due before we will issue any shares on exercise, vesting or release from forfeiture of an award or at the same time as payment of the exercise or purchase price, unless we determine otherwise. If provided for in an award or approved by the compensation committee, a participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of common stock, including shares retained from the award creating the tax obligation, valued at their fair market value. However, except as otherwise provided by the compensation committee, the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed our minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that we are able to retain shares of common stock having a fair market value that exceeds the statutory minimum applicable withholding tax without financial accounting implications or we are withholding in a jurisdiction that does not have a statutory minimum withholding tax, we may retain such number of shares (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax) as we shall determine in our sole discretion to satisfy the tax liability associated with any award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

Amendment or Termination

No award may be granted under the A&R 2019 Plan after May 7, 2029, but awards previously granted may extend beyond that date. Our Board of Directors may amend, suspend or terminate the A&R 2019 Plan or any portion of the A&R 2019 Plan at any time, provided that no amendment that would require stockholder approval under the rules of the Nasdaq Global Market or any other marketplace or exchange on which our common stock is listed or traded will be effective unless and until our stockholders approve such amendment. If at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, our Board of Directors may not effect such modification or amendment without such approval.

Unless otherwise specified in the amendment, any amendment to the A&R 2019 Plan adopted in accordance with the procedures described above will apply to, and be binding on the holders of, all awards outstanding under the A&R 2019 Plan at the time the amendment is adopted, provided that our Board of Directors determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the A&R 2019 Plan. No award will be made that is conditioned on stockholder approval of any amendment to the A&R 2019 Plan unless the award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date the award was granted and (ii) it may not be exercised or settled (or otherwise result in the issuance of shares of our common stock) prior to the receipt of such stockholder approval.

If stockholders do not approve the A&R 2019 Plan, the A&R 2019 Plan will not go into effect and we will not grant any awards under the A&R 2019 Plan in excess of the current share reserve nor will the additional stockholder-focused provisions be added to the 2019

Plan. In this event, the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of our needs.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the A&R 2019 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or its corporate parent or 50% or majority-owned corporate subsidiary at all times beginning with the stock option grant date and ending three months before the date the participant exercises the stock option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the stock option was granted and more than one year after the stock option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the stock option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the stock option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights. A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units. A participant will not have income upon the grant of an RSU. A participant is not permitted to make a Section 83(b) election with respect to an RSU award. When the shares of common stock are delivered with respect to the RSUs (which may be upon vesting or may be at a later date), the participant will have income on the date of delivery in an amount equal to the fair market value of the stock on such date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the delivery date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards. The tax consequences associated with any other stock-based award will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to the Company. There will be no tax consequences to us except we will be entitled to a deduction when a participant has compensation income, subject to the limitations of Section 162(m) of the Code

The Board of Directors recommends voting “FOR” the approval of the Trevi Therapeutics, Inc., Amended and Restated 2019 Stock Incentive Plan.

PROPOSAL NO. 5—APPROVAL OF AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 SHARES TO 400,000,000 SHARES

On the Board Approval Date, our Board of Directors unanimously approved, subject to stockholder approval, an amendment to our restated certificate of incorporation, to (i) increase the number of authorized shares of capital stock from 205,000,000 shares to 405,000,000 shares and (ii) increase the number of authorized shares of our common stock from 200,000,000 shares of common stock, par value $0.001 per share, to 400,000,000 shares of common stock.

Our restated certificate of incorporation currently authorizes 200,000,000 shares of common stock and 5,000,000 shares of preferred stock, par value $0.001 per share. As of March 31, 2026, out of the 200,000,000 shares of common stock authorized, 35,050,208 shares remained available for future issuance and 164,949,792 shares were issued or reserved for issuance, as follows:

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128,411,048 shares of common stock were outstanding;
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12,041,686 shares of common stock were reserved for future issuance upon the exercise of outstanding stock options;
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1,851,852 shares of common stock were reserved for future issuance upon the exercise of common stock warrants; and
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17,248,948 shares of common stock were reserved for future issuance upon the exercise of outstanding pre-funded warrants.

In addition, if Proposal 4 (Approval of the Trevi Therapeutics, Inc. Amended and Restated 2019 Stock Incentive Plan) is approved, we will be required to reserve additional shares of common stock for future issuance under the A&R 2019 Plan (as further described under “Description of the A&R 2019 Plan—Types of Awards; Shares Available for Awards; Share Counting Rules” above).

The proposed amendment to our restated certificate of incorporation would not increase or otherwise affect our authorized preferred stock. As of April , 2026, there were no shares of our preferred stock outstanding.

Our common stock is all of a single class, with equal voting, distribution, liquidation and other rights. The additional common stock to be authorized by adoption of the proposed amendment would have rights identical to our currently outstanding common stock.

A copy of the proposed amendment to our restated certificate of incorporation is attached as Appendix B to this proxy statement. If our stockholders approve the proposal, subject to the discretion of the Board of Directors, we intend to file the amendment to our restated certificate of incorporation with the Secretary of State of the State of Delaware as soon as practicable thereafter.

Purpose

Our Board of Directors believes that it is in the best interests of our Company and our stockholders to increase the number of authorized shares of common stock to give us greater flexibility in considering and planning for potential business needs. The increase in the number of authorized but unissued shares of common stock would enable us, without the expense and delay of seeking stockholder approval, to issue shares from time to time as may be required for proper business purposes.

We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:

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financing transactions, such as public or private offerings of common stock or convertible securities;
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collaborations and other similar transactions;
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our equity incentive plans;
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strategic investments; and
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other corporate purposes that have not yet been identified.

At this time, we do not have any specific plans, commitments, arrangements, understandings or agreements regarding the issuance of common stock following the increase of our authorized shares except for the shares issuable (i) pursuant to our equity incentive plans, (ii) pursuant to the exercise of our outstanding pre-funded and common stock warrants and (iii) under our sales agreement with Leerink Partners LLC dated June 29, 2023, pursuant to which we may offer and sell shares of our common stock from time to time. However, the availability of additional shares of common stock for issuance is, in management’s view, prudent and may afford us flexibility in acting upon potential transactions to strengthen our financial position and/or engage in collaboration opportunities that may arise from time to time.

Possible Effects of the Amendment

If the proposed amendment of the restated certificate of incorporation is approved, the additional authorized shares would be available for issuance at the discretion of our Board of Directors and without the expense and delay of further stockholder approval, except as may be required by law or the rules of The Nasdaq Global Market on which our common stock is listed. If the authorization of an increase in the available common stock is postponed until the specific need arises, the delay and expense of obtaining stockholder approval at that time could impair our ability to pursue the issuance of the shares in furtherance of our corporate goals in a timely manner or at all. The additional shares of authorized common stock would have the same rights and privileges as the shares of common stock currently issued and outstanding. Holders of our common stock have no preemptive rights.

The adoption of the proposed amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. However, the issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of the Company than they presently own.

The issuance of additional shares of common stock could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of the Company. We are not aware of any attempts on the part of a third party to effect a takeover of the Company, and the proposed amendment has been proposed for the reasons stated above and not with the intention that any increase in the authorized common stock be used as a type of anti-takeover device.

The Board of Directors recommends voting “FOR” the approval of the Amendment to the Trevi Therapeutics, Inc. Restated Certificate of Incorporation, as amended.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

We have no formal policy regarding board diversity, but our Corporate Governance Guidelines provide that the background and qualifications of the members of our Board of Directors considered as a group should provide a significant breadth of experience, knowledge and ability to assist our Board of Directors in fulfilling its responsibilities. In this regard, the nominating and corporate governance committee takes into consideration the diversity (for example, with respect to gender, race and national origin) of our directors. The nominating and corporate governance committee does not apply any particular weighting of diversity or any other characteristic in evaluating nominees and directors. Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and our Board of Directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our Board of Directors are as follows:

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Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.
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Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and should be willing and able to contribute positively to our decision-making process.
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Nominees should have a commitment to understand our Company and our industry and to regularly attend and participate in meetings of our Board of Directors and its committees.
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Nominees should have the interest and ability to understand the sometimes conflicting interests of our various constituencies, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.

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Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of our stockholders and to fulfill the responsibilities of a director.

The nominating and corporate governance committee may use a third-party search firm in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our amended and restated bylaws and must be received by us no later than the date referenced below under the heading “Stockholder Proposals.” Assuming that biographical and background material has been provided on a timely basis, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next Annual Meeting of Stockholders.

Director Independence

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors of a listed company must consider, for each member of the company’s compensation committee, all factors specifically relevant to determining whether a director has a relationship to such company that is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In July 2025, our Board of Directors undertook a review of the composition of our Board of Directors and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of our directors, with the exception of Ms. Good, is an “independent director” as defined under applicable Nasdaq rules. In making such determination, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances that our Board of Directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Ms. Good is not an independent director under these rules because she is our President and Chief Executive Officer.

There are no family relationships among any of our directors or executive officers.

Board Committees

Our Board of Directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates under a charter. A current copy of the charter for each of the audit committee, compensation committee and the nominating and corporate governance committee is posted under the heading “Governance” on the Investors & News section of our website, which is located at https://www.trevitherapeutics.com.

Audit Committee

The current members of our audit committee are Mr. Colangelo, Mr. Heffernan, and Ms. VanLent. Ms. VanLent is the chair of our audit committee. Our Board of Directors has determined that each of Mr. Colangelo, Mr. Heffernan and Ms. VanLent is independent within the meaning of Rule 10A-3 under the Exchange Act. Our Board of Directors has determined that Ms. VanLent is an “audit committee financial expert” as defined in applicable SEC rules. Our Board of Directors believes that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our audit committee assists our Board of Directors in its oversight of our accounting and financial reporting process and the audits of our consolidated financial statements. The audit committee met five times during the year ended December 31, 2025, including telephonic meetings. Our audit committee’s responsibilities include:

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appointing, approving the fees of, and assessing the independence of our registered public accounting firm;
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overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;
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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
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monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
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overseeing our risk assessment and risk management policies, including through the review of our programs and procedures to assess, monitor, manage and mitigate cybersecurity, information security and technology risks;
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establishing procedures for the receipt, retention and treatment of accounting related complaints and concerns;
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meeting separately with our internal auditing staff, if any, our independent registered public accounting firm and management;
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reviewing and approving or ratifying any related person transactions; and
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preparing the audit committee report required by SEC rules.

All audit services to be provided to us and all non-audit services, other than de minimis non-audit services, to be provided to us by our registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

The members of our compensation committee are Messrs. Colangelo, Heffernan and Mathers. Mr. Heffernan is the chair of our compensation committee. Our Board of Directors has determined that each of Messrs. Colangelo, Heffernan and Mathers are independent within the meaning of Rule 10C-1 under the Exchange Act. Our compensation committee assists our Board of Directors in the discharge of its responsibilities relating to the compensation of our executive officers. The compensation committee met five times during the year ended December 31, 2025, including telephonic meetings. Our compensation committee’s responsibilities include:

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reviewing and approving, or making recommendations to our Board of Directors with respect to, the compensation of our Chief Executive Officer and our other executive officers;
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overseeing an evaluation of our senior executives;
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overseeing and administering our cash and equity incentive plans;
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reviewing and making recommendations to our Board of Directors with respect to director compensation;
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reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent then required by SEC rules;
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overseeing the implementation and administration of our compensation recovery policy; and
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preparing the compensation committee report if and to the extent then required by SEC rules.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Dr. Meeker and Ms. VanLent. The nominating and corporate governance committee met one time during the year ended December 31, 2025, including telephonic meetings. Our nominating and corporate governance committee’s responsibilities include:

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recommending to our Board of Directors the persons to be nominated for election as directors and to each of our board’s committees;
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reviewing and making recommendations to our board with respect to our board leadership structure;
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reviewing and making recommendations to our board with respect to management succession planning;
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developing and recommending to our Board of Directors corporate governance principles; and
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overseeing a periodic evaluation of our Board of Directors.

Board and Committee Meetings Attendance

The full Board of Directors met five times during 2025. During 2025, each member of the Board of Directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Although we do not have a formal policy regarding attendance by members of our Board of Directors at our Annual Meeting of Stockholders, we encourage all of our directors to attend. All of our directors attended our Annual Meeting of Stockholders in 2025.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer (PEO), principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted under the heading “Governance” on the Investors & News section of our website, which is located at https://www.trevitherapeutics.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Corporate Governance Guidelines

Our Board of Directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our Company and our stockholders. The guidelines provide that:

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our board’s principal responsibility is to oversee the management of our Company;
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except as otherwise permitted by Nasdaq rules, a majority of the members of our board must be independent directors;
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the independent directors meet in executive session at least twice a year;
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directors have full and free access to officers, employees and, as necessary, independent advisors; and
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our nominating and corporate governance committee will oversee periodic self-evaluations of the board to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines is posted under the heading “Governance” on the Investors & News section of our website, which is located at https://www.trevitherapeutics.com.

Board Leadership Structure and Board’s Role in Risk Oversight

Our corporate governance guidelines provide that the roles of chairman of the board and chief executive officer may be separated or combined. Our Board of Directors has considered its leadership structure and determined that, at this time, the roles of chairman of the Board of Directors and chief executive officer should be separate. Separating the chairman and the chief executive officer positions allows our Chief Executive Officer, Ms. Good, to focus on running the business, while allowing our chairman of the Board of Directors, Dr. Meeker, to lead our board in its fundamental role of providing advice to and oversight of management.

Our corporate governance guidelines also provide that in the event the chairman of our Board of Directors is not an independent director under Nasdaq rules, the nominating and corporate governance committee may designate an independent director to serve as “Lead Director”, who shall be approved by a majority of the independent directors. The duties of the Lead Director include the following:

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chairing any meeting of the independent directors in executive session;
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meeting with any director who is not adequately performing his or her duties as a member of the board or any committee;
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facilitating communications between other members of the board and the chairman of our board and/or the chief executive officer; however, each director is free to communicate directly with the chairman of the board and with the chief executive officer;
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working with the chairman of our board in the preparation of the agenda for each board meeting and in determining the need for special meetings of the board; and
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consulting with the chairman of our board and/or the chief executive officer on matters relating to corporate governance and board performance.

Our Board of Directors believes that this structure ensures a greater role for the independent directors in the oversight of our Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board of Directors. Our Board of Directors has three standing committees that currently consist of independent directors. Our Board of Directors delegates substantial responsibilities to the committees, which then report their activities and actions back to the full Board of Directors. We believe that the independent committees of our Board of Directors promote effective independent governance. We believe this structure represents an appropriate allocation of roles and responsibilities for our Company at this time because it strikes an effective balance between management and independent leadership participation in our Board of Director proceedings.

Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Our Board of Directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board of Directors, which has responsibility for general oversight of risks. Our Board of Directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis and our board and its committees oversee the risk management activities of management. Our Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our audit committee oversees risk management activities related to financial controls and legal and compliance risks. Our compensation committee oversees risk management activities relating to our compensation policies and practices. Our nominating and corporate governance committee oversees risk management activities relating to board composition and management succession planning. In addition, members of our senior management team attend our board meetings and are available to address any questions or concerns raised by the Board of Directors on risk management and any other matters. Our Board of Directors believes that full and open communication between management and the Board of Directors is essential for effective risk management and oversight.

Communication with Our Directors

Any interested party with concerns about our Company may report such concerns to the Board of Directors, or the chairman of our Board of Directors, by submitting a written communication to the attention of the board the chairman at the following address:

c/o Trevi Therapeutics, Inc.

195 Church Street

16th Floor

New Haven, CT 06510

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

Absent unusual circumstances or as contemplated by the committee charters, the chairman of our Board of Directors shall, subject to advice and assistance from our legal counsel, (1) be primarily responsible for monitoring communications from stockholders and other interested parties, and (2) provide copies or summaries of such communications to the other directors as he or she considers appropriate.

A copy of any such written communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the board or director determines in good faith, using reasonable judgment and discretion.

Communications may be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that may be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Limitations on Liability and Indemnification

Our restated certificate of incorporation limits the personal liability of directors and officers for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law, or the DGCL, and provides that no director or officer will have personal liability to us (in the case of directors) or to our stockholders (in the case of directors and officers) for monetary damages for breach of fiduciary duty as a director or officer. However, these provisions do not eliminate or limit liability:

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for any breach of the director’s or officer's duty of loyalty to us or our stockholders;
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for acts or omissions of the director or officer not in good faith or that involve intentional misconduct or a knowing violation of law;
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for a director voting for or assenting to unlawful payments of dividends, stock repurchases or other distributions;
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for any transaction from which the director or officer derived an improper personal benefit; or
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for an officer in any action by or in the right of the corporation.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors or officers of corporations, then the personal liability of our directors and officers will be further limited to the greatest extent permitted by the DGCL.

In addition, our restated certificate of incorporation provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.

We maintain a general liability insurance policy that covers specified liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we have entered into indemnification agreements with our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify each such executive officer or director for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our executive officers or directors.

Some of our non-employee directors may, through their relationships with their employers, be insured or indemnified against specified liabilities incurred in their capacities as members of our Board of Directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted to directors, executive officers or persons controlling us, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. It is also possible that the director or officer could amend or terminate the plan when not in possession of material, nonpublic information. In addition, our directors and executive officers may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale and/or other dispositions of our securities by our directors, officers, employees, and other covered persons. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Our Insider Trading Policy expressly prohibits all of our employees, including our named executive officers, as well as our directors and certain of their family members and related entities, from engaging in short sales of our securities, including short sales “against the box”; purchases or sales of puts, calls or other derivative securities based on our securities and purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities.

Director Compensation

We do not pay any compensation to our President and Chief Executive Officer in connection with her service on our Board of Directors. Ms. Good is one of our named executive officers and, accordingly, the compensation that we pay to Ms. Good is discussed under “—Executive Compensation—2025 Summary Compensation Table” and “Executive Compensation—Narrative to Summary Compensation Table.”

Under our director compensation program, we pay our non-employee directors a cash retainer for service on the Board of Directors and for service on each committee on which the director is a member. The chairman of the board and the chairman of each committee receive higher retainers for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director was not serving on our Board of Directors or on such committee. The fees paid to non-employee directors in 2025 as a retainer for service on the Board of Directors and for service on each committee of the Board of Directors on which the director was a member were as follows:

	Member Annual Fee	Chairman Annual Fee
Board of Directors	$40,000	$70,000
Audit Committee	$10,000	$20,000
Compensation Committee	$7,500	$15,000
Nominating and Corporate Governance Committee	$5,000	$10,000

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending board of director and committee meetings.

In addition, under our director compensation program, each non-employee director elected or appointed to our Board of Directors receives upon his or her initial election or appointment to our Board of Directors an option to purchase shares of our common stock under our 2019 Plan. Each of these options vests as to 50% of the shares of our common stock underlying such option at the earlier of the first anniversary of the date of grant or the date of the first annual meeting of stockholders held following the date of grant, with the remainder vesting on the earlier of the second anniversary of the date of grant or the date of the second annual meeting of stockholders held following the date of grant, subject to the non-employee director’s continued service as a director, employee or consultant. Further, on the date of each annual meeting of stockholders, each non-employee director that has served on our Board of Directors for at least six months receives an option to purchase shares of our common stock under the 2019 Plan. Each of these options fully vests on the earlier of the first anniversary of the date of grant or the date of the next annual meeting of stockholders, subject to the non-employee director’s continued service as a director, employee or consultant. All options granted to our non-employee directors under our director compensation program are issued at exercise prices equal to the fair market value of our common stock on the date of grant and become exercisable in full in the event of a change in control.

In 2025, each non-employee director elected or appointed to our Board of Directors was eligible to receive upon his or her initial election or appointment to our Board of Directors an option to purchase 90,000 shares of our common stock under the 2019 Plan. Further, on the date of the 2025 Annual Meeting of Stockholders, each non-employee director was eligible to, and did receive, an option to purchase 45,000 shares of our common stock under the 2019 Plan.

The table below shows all compensation paid to our non-employee directors for the year ended December 31, 2025.

Name	Fees earned or paid in cash ($)	Option awards ($) (1) (2)	Total ($)
David Meeker, M.D.	75,000	218,430	293,430
Anne VanLent	65,000	218,430	283,430
Michael Heffernan	65,000	218,430	283,430
Dominick Colangelo	57,500	218,430	275,930
Edward Mathers	47,500	218,430	265,930

(1)
The amounts reported in the “Option awards” column reflect the aggregate grant date fair value of stock-based compensation awarded during the year computed in accordance with the provisions of Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. See note 2 and note 8 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025 for a discussion of the assumptions underlying the valuation of equity awards.
(2)
As of December 31, 2025, the aggregate number of shares of our common stock subject to outstanding option awards held by each individual who served as a non-employee director during 2025 was as follows: Dr. Meeker 209,209 shares, Ms. VanLent 201,315 shares, Mr. Heffernan 222,367 shares, Mr. Colangelo 168,684 shares, and Mr. Mathers 182,894 shares.

On February 19, 2026, our Board of Directors approved certain modifications to our director compensation program. As part of these modifications, effective as of April 1, 2026, the retainer paid to non-employee directors for serving on the compensation committee was increased to $10,000 and the retainer paid to the chair of the compensation committee was increased to $20,000 and the number of shares underlying option awards to be granted to our non-employee directors was decreased, effective February 19, 2026. Under the modified director compensation program, each non-employee director elected or appointed to our Board of Directors will receive upon his or her initial election or appointment to our Board of Directors an option to purchase 70,000 shares of our common stock, and on the date of each annual meeting of stockholders, each non-employee director that has served on our Board of Directors for at least six months will receive an option to purchase 35,000 shares of our common stock. The vesting terms for both of these option grants remain unchanged.

EXECUTIVE COMPENSATION

The following discussion relates to the compensation of Jennifer Good, our President and Chief Executive Officer, James Cassella, Ph.D., our Chief Development Officer, and Farrell Simon, Pharm D., our Chief Commercial Officer. These individuals are collectively referred to in this proxy statement as our named executive officers.

2025 Summary Compensation Table

The following table sets forth information regarding compensation awarded to and earned by our named executive officers for the years ended December 31, 2025 and December 31, 2024:

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Option awards ($) (2)	All other compensation ($) (3)	Total ($)
Jennifer Good	2025	622,382	343,750	2,968,260	10,500	3,944,892
President and Chief Executive Officer	2024	607,930	368,974	1,601,781	10,350	2,589,035
James Cassella, Ph.D. (4)	2025	488,270	196,000	942,450	10,500	1,637,220
Chief Development Officer	2024	120,000	53,666	1,161,707	105,746	1,441,119
Farrell Simon, Pharm. D. (5)	2025	370,067	150,000	825,330	10,500	1,355,897
Chief Commercial Officer	2024	—	—	—	—	—

(1)
The amounts reported in the “Bonus” column reflect discretionary annual cash bonuses paid to our executive officers for their performance.
(2)
The amounts reported in the “Option awards” column reflect the aggregate grant date fair value of stock-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. See note 2 and note 8 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025 for a discussion of the assumptions underlying the valuation of our equity awards.
(3)
These amounts reflect the cost to us of 401(k) matching contributions and, for Dr. Cassella, also include compensation that he earned with respect to his service as a director during 2024 under our director compensation program prior to his resignation from our Board of Directors as of September 30, 2024 in connection with his appointment as our Chief Development Officer.
(4)
Dr. Cassella served on our Board of Directors until he was appointed as our Chief Development Officer on September 30, 2024 and resigned from our Board of Directors in connection with this appointment
(5)
Dr. Simon was not a named executive officer for 2024. The Summary Compensation Table includes compensation information for Dr. Simon for 2025 only.

Narrative to Summary Compensation Table

Base Salary. The base salary for our named executive officers is determined by our compensation committee or by our Board of Directors upon the recommendation of our compensation committee. Base salaries for our named executive officers typically are established through arms’ length negotiation at the time the named executive officer is hired, taking into account the position for which the named executive officer is being considered and the named executive officer’s qualifications, prior experience and salary expectations. In addition, on an annual basis, our compensation committee reviews and evaluates, with input from our Chief Executive Officer (other than with respect to herself), the need for adjustment of the base salaries of our named executive officers. Each determination as to base salary is based on the scope of each officer’s responsibilities along with his or her respective experience and, in the case of continuing officers, contributions to our Company during the prior year. When reviewing base salaries, the compensation committee takes factors into account such as blended peer group and broader market data reviewed with the committee’s external compensation consultant, market competitiveness, expected future contribution, experience, impact and individual performance and internal parity relative to similar positions within our company, but does not assign any specific weighting to any factor. In assessing executive base salaries against the blended peer group and broader market data, the compensation committee generally targets base salaries at the 50th percentile for each of the named executive officers with variation based on other factors such as tenure and scope of responsibilities. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

The following table sets forth the annualized base salary for our named executive officers during the years ended December 31, 2025 and December 31, 2024:

Name	2025 Annualized Base Salary ($)	2024 Annualized Base Salary ($)
Jennifer Good	625,000	610,000
James Cassella, Ph.D (1)	490,000	480,000
Farrell Simon, Pharm. D.	375,000	—

(1)
Dr. Cassella served on our Board of Directors until he was appointed as our Chief Development Officer on September 30, 2024 and resigned from our Board of Directors in connection with this appointment.

Annual Bonus. The compensation committee or our Board of Directors upon the recommendation of our compensation committee may, in its discretion, award bonuses to our named executive officers. We typically establish annual bonus targets based on specified corporate goals for our named executive officers and conduct annual performance reviews to determine the attainment of such goals by each named executive officer. Bonus targets are generally established at the 50th percentile for each of our named executive officers. Our Chief Executive Officer may propose bonus awards to the compensation committee as part of this review process. The compensation committee or our Board of Directors upon the recommendation of our compensation committee makes the final determination of the eligibility requirements for and the amount of each bonus awarded to a named executive officer.

For 2025, the target annual bonus as a percentage of base salary was 55% for Ms. Good, 40% for Dr. Cassella and 40% for Dr. Simon. For the 2025 bonus period, our Board of Directors established corporate performance goals, each having a designated weighting, which related to key development, strategic and financial goals of the company. In January 2026, our compensation committee met and evaluated the performance of the Company against these performance goals and considered other achievements of the company. In light of the company’s performance against these goals and these achievements and factors, our compensation committee determined that we had achieved a corporate performance score of 100% and approved payment of a cash bonus for 2025 of $343,750 for Ms. Good, $196,000 for Dr. Cassella and $150,000 for Dr. Simon.

Equity Incentives. Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help align the interests of our executives with those of our stockholders. We also believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain employed by us during the vesting period, and that equity grants with performance-based vesting conditions further align our executive officer's interests with those of our stockholders. Accordingly, the compensation committee periodically reviews the equity incentive compensation of our executive officers and from time to time may grant equity incentive awards to them, including as part of our annual compensation review.

We use stock options to compensate our executive officers in the form of initial grants in connection with the commencement of employment and also at other various times during their employment, including as part of the annual stock option grants that we typically make to our employees and directors. We also grant stock options to individuals upon promotion or for retention purposes. None of our executive officers is currently party to an employment agreement that provides for automatic award of stock options. The compensation committee generally targets equity compensation between the 50th and 75th percentile from our peer group and in light of our capitalization and peer group, prior to 2026, generally determined equity compensation on the basis of percentage of ownership of the Company. For 2026, the compensation committee determined equity compensation on the basis of a blended rate of percentage of ownership of the Company and the value of equity awards. The committee also considers other factors such as the executive's tenure with the Company and scope of responsibilities. We currently do not grant stock appreciation rights, RSUs or similar option-like instruments. During the last fiscal year, neither our Board of Directors nor the compensation committee of our Board of Directors took material nonpublic information into account when determining the timing or terms of stock options, nor did we time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

The stock options we have granted to our executive officers are typically subject to time-based vesting, although from time to time we granted stock options with performance-based vesting. The options with time-based vesting that we have granted to our executive officers typically vest over four years based on varying vesting schedules that primarily include: 25% vesting on the first anniversary date of grant and the balance ratably over the next 36 months or vesting in equal monthly or quarterly installments over four years. Vesting rights cease upon termination of employment and exercise rights cease shortly after termination, except that exercisability is extended in the case of death or disability and for options granted prior to July 14, 2017, vesting is fully accelerated upon a change of control. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including no voting rights and no right to receive dividends or dividend equivalents.

The exercise prices of all stock options granted are equal to the fair market value of shares of our common stock on the date of grant determined by reference to the closing market price of our common stock on the date of grant.

In February 2025, our Board of Directors granted to our executive officers options with time-based vesting, including to Ms. Good a stock option to purchase 811,000 shares of our common stock, to Dr. Cassella a stock option to purchase 257,500 shares of our common stock and to Dr. Simon a stock option to purchase 225,500 shares of our common stock. These options are scheduled to vest with respect to 25% of the shares underlying the respective options on the one-year anniversary of the date of grant. The remaining 75% of the shares underlying the options are scheduled to vest in equal monthly installments thereafter through the remaining 36 months. In February 2024, our Board of Directors had granted to Ms. Good and Dr. Simon options with performance-based vesting. Specifically, we granted to Ms. Good a performance-based option to purchase 170,000 shares of our common stock and we granted to Dr. Simon a performance-based option to purchase 120,000 shares of our common stock. The options were subject to vesting based on the timing and successful results of our Phase 2b clinical trial of Haduvio (nalbuphine ER) for the treatment of chronic cough in patients with idiopathic pulmonary fibrosis, which we refer to as the CORAL trial, and our Phase 2 clinical trial of Haduvio for the treatment of patients with refractory chronic cough, which we refer to as the RIVER trial. In March 2025, the compensation committee certified that the performance metrics related to the successful results of the RIVER trial were satisfied with respect to 80% of the performance-based options subject to the RIVER trial performance metrics, resulting in the vesting of the performance-based options granted to Ms. Good and Dr. Simon as to 54,400 shares and 38,400 shares of common stock, respectively. In May 2025, the compensation committee certified that the performance metrics related to the successful results of the CORAL trial were satisfied with respect to 100% of the performance-based options subject to the CORAL trial performance metrics, resulting in the vesting of the performance-based options granted to Ms. Good and Dr. Simon as to 102,000 shares and 72,000 shares of common stock, respectively.

In February 2026, our Board of Directors granted to our executive officers options with time-based vesting and options with performance-based vesting. In February 2026, we granted Ms. Good a time-based option to purchase 675,000 shares of our common stock and a performance-based option to purchase 260,000 shares of our common stock, Dr. Cassella a time-based option to purchase 215,000 shares of our common stock and a performance-based option to purchase 60,000 shares of our common stock, and Dr. Simon a time-based option to purchase 160,000 shares of our common stock and a performance-based option to purchase 40,000 shares of our common stock. The time-based options are scheduled to vest in equal monthly installments over four years in 48 equal monthly installments and the options with performance-based vesting are scheduled to vest based on performance criteria related to the timing and results of our clinical trials.

Role of our Compensation Committee. Our compensation committee reviews and approves, or recommends to our Board of Directors which approves, all compensation components including base salary, bonus, benefits, equity incentives and other perquisites, as well as severance arrangements, change-in-control benefits and other forms of compensation for our Chief Executive Officer and our other executive officers. In all cases, our compensation committee reviews executive compensation decisions with our Board of Directors before making a final determination. In addition, the compensation committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the effectiveness of our compensation strategy, potential modifications to that strategy and new trends, plans, or approaches to compensation, at various meetings throughout the year. The compensation committee also reviews and approves the compensation of non-employee directors and has the authority to administer our equity-based plans.

Under its charter, our compensation committee may form and delegate authority to subcommittees consisting of independent directors, as it deems appropriate. Pursuant to the 2019 Plan, the compensation committee has delegated to our Chief Executive Officer the authority to approve grants of stock options to new hire employees below the level of Vice President, subject to specified limitations, including certain limitations for each level of employment and an annual aggregate maximum amount of awards that can be granted pursuant to such delegated authority.

The compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by the compensation committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in compensation committee meetings. No officer may participate in, or be present during, any deliberations or determinations of the compensation committee regarding the compensation for such officer or any immediate family member of such officer. The charter of the compensation committee grants the compensation committee full access to all of our books, records, facilities and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting, or other advisors and consultants and other external resources that the compensation committee considers necessary or appropriate in the performance of its duties. In particular, the compensation committee may, in its sole discretion, retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

The compensation committee first engaged Alpine Rewards, LLC, or Alpine, as its compensation consultant in mid-2023. The compensation committee again engaged Alpine to assist with designing our 2025 compensation program. Our compensation committee has considered the relationship that Alpine has with us, the members of our Board of Directors and our executive officers. Based on its evaluation, the compensation committee has determined that no conflicts of interest exist between the Company and Alpine.

Alpine assisted the compensation committee in conducting a competitive compensation assessment for our executive officers for the fiscal year ended December 31, 2025, including with respect to its determinations and recommendations with respect to base salary, target bonus, target bonus percentage and option grants. In setting or recommending the compensation for our executive officers in 2025, the compensation committee, with the assistance of Alpine, reviewed and updated a peer group of publicly traded companies in the biopharmaceutical industry, which was comprised of companies whose market capitalization, number of employees, number of years as a public company, geographic region, maturity of product development pipeline and area of therapeutic focus are similar to ours. For purposes of setting 2025 compensation, the compensation committee used the following peer group of publicly traded companies:

AnaptysBio	Centessa Pharmaceuticals	Mineralys Therapeutics
Anavex Life Sciences	Dianthus Therapeutics	Rapport Therapeutics
Arbutus Biopharma	Disc Medicine	Rezolute
Astria Therapeutics	Edgewise Therapeutics	Savara
Belite Bio	Janux Therapeutics	Spyre Therapeutics
Celldex Therapeutics	Kodiak Sciences	Upstream Bio

In the future, we expect that the Compensation Committee will continue to engage compensation consultants to provide additional guidance on our executive and director compensation programs and to conduct further competitive benchmarking against our peer group.

Outstanding Equity Awards at December 31, 2025

The following table sets forth information regarding all outstanding stock options held by each of our named executive officers as of December 31, 2025. No unvested restricted stock awards were outstanding as of December 31, 2025.

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date
Jennifer Good	173,684	—		3.33	12/19/2027
	310,000	—		10.12	6/2/2029
	200,000	—		5.50	2/12/2030
	320,000	—		3.21	2/16/2031
	263,541	11,459	(2)	0.51	2/13/2032
	265,625	109,375	(3)	2.67	2/15/2033
	288,750	341,250	(4)	2.38	2/14/2034
	156,400	—		2.38	2/14/2034
	—	811,000	(5)	4.22	2/18/2035
James Cassella, Ph.D (6)	23,684	—		5.50	2/12/2030
	20,000	—		2.25	6/15/2031
	20,000	—		2.27	6/22/2032
	30,000	—		2.27	6/27/2033
	30,000	—		2.77	6/12/2034
	125,000	275,000	(7)	3.34	9/29/2034
	—	257,500	(5)	4.22	2/18/2035
Farrell Simon, Pharm. D.	11,187	—		3.91	9/21/2030
	15,625	3,125	(1)	0.51	2/10/2032
	70,833	29,167	(3)	2.67	2/15/2033
	80,208	94,792	(4)	2.38	2/14/2034
	110,400	—		2.38	2/14/2034
	—	225,500	(5)	4.22	2/18/2035

(1)
Granted on February 11, 2022 and vested as to 25% of the shares underlying the option on February 11, 2023. The remaining 75% of the shares underlying the option are scheduled to vest in equal monthly installments thereafter through February 11, 2026.
(2)
Granted on February 14, 2022 and vested as to 25% of the shares underlying the option on February 14, 2023. The remaining 75% of the shares underlying the option are scheduled to vest in equal monthly installments thereafter through February 14, 2026.
(3)
Granted on February 16, 2023 and vested as to 25% of the shares underlying the option on February 16, 2024. The remaining 75% of the shares underlying the option are scheduled to vest in equal monthly installments thereafter through February 16, 2027.
(4)
Granted on February 15, 2024 and vested as to 25% of the shares underlying the option on February 15, 2025. The remaining 75% of the shares underlying the option are scheduled to vest in equal monthly installments thereafter through February 15, 2028.
(5)
Granted on February 19, 2026 and vests in equal monthly installments through February 19, 2030.
(6)
Dr. Cassella served as a member of our Board of Directors from February 2020 to September 30, 2024. On September 30,2024, he was appointed as our Chief Development Officer. All options held by Dr. Cassella as of December 31, 2024 were granted pursuant to our director compensation program except for the option granted to Dr. Cassella on September 30, 2024 in connection with his appointment as our Chief Development Officer.
(7)
Granted on September 30, 2024 and scheduled to vest as to 25% of the shares underlying the option on September 30, 2025. The remaining 75% of the shares underlying the option are scheduled to vest in equal monthly installments thereafter through September 30, 2028.

Agreements with our Named Executive Officers

We have entered into employment agreements with each of our named executive officers.

Employment Agreement with Ms. Good

In December 2012, we and Ms. Good entered into an employment agreement. Under the agreement, Ms. Good is an “at will” employee, and her employment with us can be terminated by her or us at any time and for any reason. The agreement sets forth Ms.

Good’s initial base salary, subject to adjustment from time to time and for any reason and provides that she is eligible, at the sole discretion of our Board of Directors, to earn an annual bonus of up to a specified percentage of her base salary. In September 2019, our Board of Directors approved our Executive Separation Benefits and Retention Plan, or Separation Benefits Plan, which superseded the terms of Ms. Good’s employment agreement pertaining to potential payments upon the termination of her employment in certain circumstances, including following a change in control. The Separation Benefits Plan is discussed below.

Offer Letter with Dr. Cassella

In September 2024, we and Dr. Cassella entered into an offer letter agreement. Under the agreement, Dr. Cassella is an “at will” employee, and his employment with us can be terminated by him or us at any time and for any reason. The offer letter sets forth Dr. Cassella’s initial base salary, subject to adjustment from time to time and for any reason, and provides that he is eligible, at the sole discretion of our Board of Directors, to earn an annual bonus of up to a specified percentage of his base salary. The offer letter also provides that Dr. Cassella is eligible for benefits pursuant to the Separation Benefits Plan, which is discussed below.

Offer Letter with Dr. Simon

In September 2020, we and Dr. Simon entered into an offer letter agreement. Under the agreement, Dr. Simon is an “at will” employee, and his employment with us can be terminated by him or us at any time and for any reason. The offer letter sets forth Dr. Simon’s initial base salary, subject to adjustment from time to time and for any reason, and provides that he is eligible, at the sole discretion of our Board of Directors, to earn an annual bonus of up to a specified percentage of his base salary. The offer letter also provides that Dr. Simon is eligible for benefits pursuant to the Separation Benefits Plan, which is discussed below.

Employee Non-Competition, Non-Solicitation, Confidentiality and Assignment of Inventions Agreements

Each of our named executive officers has entered into standard form agreements with us with respect to non-competition, non-solicitation, confidential information and assignment of inventions. Under these agreements, each named executive officer has agreed not to compete with us during his or her employment and for a period ranging from one to two years after the termination of his or her employment, not to solicit our employees, independent contractors, clients, customers or business partners during his or her employment and for a period ranging from one to two years after the termination of his or her employment and to protect our confidential and proprietary information indefinitely.

Potential Payments upon Termination or Change in Control

In September 2019, the compensation committee of our Board of Directors adopted our Separation Benefits Plan. The Separation Benefits Plan applies to our Chief Executive Officer and our other officers, who we refer to collectively as our covered executives. Ms. Good, Dr. Cassella, and Dr. Simon are covered executives under the Separation Benefits Plan.

The Separation Benefits Plan provides for separation benefits in the event of (i) a termination of a covered executive’s employment by us other than for cause or by reason of such covered executive’s death or disability, or (ii) a resignation by such covered executive for good reason. Except as specifically provided in the Separation Benefits Plan, the separation benefits set forth in the Separation Benefits Plan supersede any separation benefits set forth in any award agreements and/or employment offer letters between us and any covered executive.

Under the terms of the Separation Benefits Plan, subject to the execution and effectiveness of a separation and release of claims agreement, if a covered executive’s employment is terminated by us other than for cause or by reason of such covered executive’s death or disability, or the covered executive resigns for good reason, in each case other than upon or within 12 months following a change in control (as defined in the Separation Benefits Plan), which we refer to as the CIC period, we will be obligated to:

•
continue to pay the covered executive’s most recent base salary for a period, which we refer to as the severance period, of (i) 12 months, in the case of Ms. Good as Chief Executive Officer, or (ii) six months, in the case of the other covered executives; and
•
provided that the covered executive is eligible for and elects to continue receiving medical insurance pursuant to COBRA, pay on such covered executive’s behalf the share of the monthly premiums for such coverage that we pay for active and similarly situated employees receiving the same type of coverage during the severance period; provided, however, that in the event the covered executive becomes eligible during the severance period for the same or substantially similar group health insurance coverage through another employer, our obligation to make monthly premium payments shall end.

Under the terms of the Separation Benefits Plan, subject to the execution and effectiveness of a severance and release of claims agreement, if, during the CIC period, a covered executive’s employment is terminated by us other than for cause (as defined in the Separation Benefits Plan) or by reason of such covered executive’s death or disability, or the covered executive resigns for good reason, we will be obligated to:

•
pay a lump sum equal to the covered executive’s most recent monthly base salary, or, if greater, such covered executive’s highest base salary immediately prior to the change in control or during the CIC period, for a period, which we refer to as the CIC severance period) of (i) 18 months, in the case of Ms. Good as Chief Executive Officer, or (ii) 12 months, in the case of the other covered executives, provided that the severance to be paid to a covered executive shall be reduced by the amount of any other post-termination payments we make to the covered executive, which are made to enforce the covered executive’s non-competition obligation or are otherwise required by law;
•
provided that the covered executive is eligible for and elects to continue receiving medical insurance pursuant to COBRA, pay on such covered executive’s behalf the share of the monthly premiums for such coverage that we pay for active and similarly situated employees receiving the same type of coverage during the CIC severance period; provided, however, that in the event the covered executive becomes eligible during the CIC severance period for the same or substantially similar group health insurance coverage through another employer, our obligation to make monthly premium payments shall end;
•
pay to the covered executive a lump sum equal to such covered executive’s target bonus award for the year in which the termination of employment occurs, without regard to whether the performance goals applicable to such target bonus had been established or satisfied at the date of termination, multiplied by (i) 1.5 in the case of Ms. Good as the Chief Executive Officer, or (ii) 1.0 in the case of the other covered executives; and
•
accelerate the vesting of all equity awards held by such covered executive at the date of termination (other than equity awards that vest on the basis of performance and do not provide solely for time-based vesting), such that such equity awards shall become 100% vested.

The Separation Benefits Plan is administered by our Board of Directors or our compensation committee. Our Board of Directors or our compensation committee may amend, modify, or terminate the Separation Benefits Plan at any time in its sole discretion; provided that (a) any such amendment, modification or termination made prior to a change in control that adversely affects the rights of any covered executive must be unanimously approved by our Board of Directors, including Ms. Good as Chief Executive Officer, (b) no such amendment, modification or termination may affect the rights of a covered executive then receiving payments or benefits under the Separation Benefits Plan without the consent of such covered executive, and (c) no such amendment, modification or termination made after a change in control will be effective for one year from the date of the change in control.

401(k) Retirement Plan

We maintain a defined contribution employee retirement plan for our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). The 401(k) plan provides that we make non-discretionary matching contributions of 50% of the first 6% of elective contributions. Participants are immediately vested in their contributions, as well as any earnings thereon. Vesting in the employer match contribution portion of their accounts, as well as any earnings thereon, is based on years of credited service, vesting over a one-year period, with 100% vesting after one completed year.

Securities Authorized for Issuance under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2025. As of December 31, 2025, we had three equity compensation plans: our 2012 Stock Incentive Plan, as amended to date, or the 2012 Plan; the 2019 Plan; and our 2019 Employee Stock Purchase Plan, or the 2019 ESPP; each of which was approved by our stockholders.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	9,301,618	$3.63	8,014,869	(1)
Equity compensation plans not approved by security holders	—	—	—
Total	9,301,618	$3.63	8,014,869	(1)

(1)
Consists of the 2012 Plan, the 2019 Plan, and the 2019 ESPP. The 2019 ESPP provides for annual increases, to be added as of the first day of each fiscal year until and including, January 1, 2029, equal to the least of (a) 526,315 shares of common stock, (b) 1% of the number of outstanding shares of the company’s common stock on such date and (c) an amount determined by the company’s Board of Directors. No increase was made on January 1, 2026 under the 2019 ESPP.

Pay Versus Performance

The Company is a smaller reporting company, and its most recent fiscal year ended December 31, 2025. As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last two completed fiscal years. In determining the “compensation actually paid”, or CAP, to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table.

Pay Versus Performance Table

The following table provides the information required for our NEOs for each of the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023 along with the financial information required for each fiscal year. As a pre-commercial biotechnology company, we do not use Net Income (Loss) performance in determining our executive compensation, and as a smaller reporting company, we are not required to choose a “Company Selected Measure.” Information presented in this section will not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, except as we may specifically do so by reference to this section.

Year	Summary Compensation Table Total for PEO (1) ($)	Compensation Actually Paid to PEO (2) ($)	Average Summary Compensation Table Total for non-PEO NEOs ($)	Average Compensation Actually Paid to non-PEO NEOs (2) ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (3) ($)	Net Income (Loss) ($M)
2025	3,944,892	15,377,546	1,496,559	5,419,549	648.70	(42.76)
2024	2,589,035	4,954,025	1,314,261	2,021,363	213.47	(47.91)
2023	1,687,298	1,107,264	793,882	567,277	69.43	(29.07)

(1) Ms. Jennifer Good served as our PEO for the fiscal years ended December 31, 2023, December 31, 2024 and December 31, 2025. Our non-PEO NEOs for the fiscal year ended December 31, 2023 were Dr. David Clark, our former Chief Medical Officer, and Dr. Thomas Sciascia, our Chief Scientific Officer. Our non-PEO NEOs for the fiscal year ended December 31, 2024 were Dr. James Cassella, our Chief Development Officer, and Ms. Lisa Delfini, our former Chief Financial Officer. Our non-PEO NEOs for the fiscal year ended December 31, 2025 were Dr. James Cassella, our Chief Development Officer, and Dr. Farrell Simon, our Chief Commercial Officer.

(2) Deductions from, and additions to, total compensation in the Summary Compensation Table by year to calculate compensation actually paid, or CAP, include:

	2025		2024		2023
	PEO ($)	Average non-PEO NEOs ($)	PEO ($)	Average non-PEO NEOs ($)	PEO ($)	Average non-PEO NEOs ($)
Total Compensation from Summary Compensation Table	3,944,892	1,496,559	2,589,035	1,314,261	1,687,298	793,882
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(2,968,260)	(883,890)	(1,601,781)	(872,216)	(851,399)	(212,850)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	8,944,352	2,663,454	2,825,276	1,272,035	341,324	85,331
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	3,588,846	1,549,727	744,655	192,013	(120,418)	(87,704)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—	—	—	—
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	1,867,716	593,699	396,839	115,270	50,458	(11,382)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	—	—	—	—
Compensation Actually Paid	15,377,546	5,419,549	4,954,025	2,021,363	1,107,264	567,277

(3) Total Shareholder Return illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in our common stock made after the market closed on December 31, 2022.

Analysis of the Information Presented in the Pay Versus Performance Table

The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) for each of the last three completed fiscal years and the following measures:

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Trevi’s cumulative total shareholder return, or TSR; and
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Trevi’s Net Income (Loss).

Compensation Actually Paid versus Total Shareholder Return

Compensation Actually Paid versus Net Income (Loss)

TRANSACTIONS WITH RELATED PERSONS

Since January 1, 2024, we have engaged in the following transactions with our directors, executive officers and holders of 5% or more of our voting securities, and affiliates of our directors, executive officers and holders of 5% or more of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

2024 Registered Offering

On December 17, 2024, we issued and sold 12,500,000 shares of our common stock to certain investors in an underwritten registered direct offering (the “December 2024 Offering”), at an offering price to investors of $4.00 per share of common stock pursuant to an underwriting agreement with Leerink Partners LLC, Stifel, Nicolaus & Company, Incorporated and Oppenheimer & Co. Inc, as representatives of the several underwriters. The December 2024 Offering resulted in aggregate gross proceeds to us of $50.0 million.

The following table sets forth the number of shares of our common stock that were issued and sold to certain of our 5% stockholders and their respective affiliates in the December 2024 Offering:

Purchaser	Common Stock Purchase Price	Shares of Common Stock
Entities affiliated with Frazier Life Sciences	$7,500,000	1,875,000
Entities affiliated with Rubric Capital Management LP	$4,000,000	1,000,000
Total	$11,500,000	2,875,000

Registration Rights

We were a party to a second amended and restated investors’ rights agreement, which we refer to as the investors’ rights agreement, with certain of our 5% stockholders and their affiliates, as well as entities affiliated with some of our directors. This investors’ rights agreement, which terminated in 2024 on the fifth anniversary of our initial public offering, provided these holders the right, subject to certain conditions, to demand that we file a registration statement or to request that their shares be covered by a registration statement that we were otherwise filing.

Indemnification Agreements

Our restated certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and executive officers.

Employment Agreements

See the “Executive Compensation—Agreements with our Executive Officers” section of this proxy statement for a further discussion of these arrangements.

Other Transactions

Jordyn Saradhi, the daughter of our Chief Executive Officer, has been employed as our Senior Director, R&D Financial Operations since February 1, 2026. Prior to that, she was employed as the Director, R&D Financial Operations from January 1, 2025 to January 31, 2026. Prior to that, she was the Director FP&A and Accounting Operations from May 30, 2023 to December 31, 2024. From January 1, 2025 through December 31, 2025, Jordyn Saradhi was paid total compensation of $405,229 representing her base salary, the grant date fair value of stock awards granted to her and other compensation related to her employment by the Company. From January 1, 2024 through December 31, 2024, Jordyn Saradhi was paid total compensation of $340,840 representing her base salary, the grant date fair value of stock awards granted to her and other compensation related to her employment by the Company. Additionally, Madelyn Good, the daughter of our Chief Executive Officer, has been employed as our Senior Manager, Clinical Development Operations since March 30, 2026. From March 30, 2026 to December 31, 2026, Madelyn Good is projected to be paid total compensation of approximately $253,000, representing her base salary, the grant date fair value of stock awards granted to her and other compensation related to her employment by the company

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our Company is a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person will be required to report the proposed related person transaction to our Chief Financial Officer and the chairman of our audit committee. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the proposed related person transaction. If advance review and approval is not practicable, the committee will review and in its discretion, may ratify the related person transaction. The policy also permits the chairman of the audit committee to review and if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

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the related person’s interest in the related person transaction;
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the approximate dollar value of the amount involved in the related person transaction;
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the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
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whether the transaction was undertaken in the ordinary course of our business;
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whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;
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the purpose of, and the potential benefits to us of, the transaction; and
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any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our Board of Directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and therefore, are not related person transactions for purposes of this policy:

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interests arising solely from the related person’s position as an executive officer of another entity, whether or not the person is also a director of the entity, that is a participant in the transaction where the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and the amount involved in the transaction is less than the greater of $200,000 and 5% of the annual gross revenues of the Company receiving payment under the transaction; and
•
a transaction that is specifically contemplated by provisions of our restated certificate of incorporation or by-laws.

The policy provides that transactions involving compensation of executive officers will be reviewed and approved by our compensation committee in the manner specified in the compensation committee’s charter.

We did not have a written policy regarding the review and approval of related person transactions prior to our initial public offering. Nevertheless, with respect to such transactions, it has been the practice of our Board of Directors to consider the nature of and business reasons for such transactions, how the terms of such transactions compared to those which might be obtained from unaffiliated third parties and whether such transactions were otherwise fair to and in the best interests of, or not contrary to, our best interests.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and beneficial owners of more than 10% of our common stock to file reports of holdings and transactions in our common stock and other securities with the Securities Exchange Commission. Based solely on our review of copies of such forms that we have received, or written representations from reporting persons, we believe that during the fiscal year ended December 31, 2025, all executive officers, directors, and greater than 10% stockholders complied with all applicable filing requirements under Section 16(a) of the Exchange Act, with the exception of a Form 5 filed on February 13, 2026 by each of the following individuals or entities affiliated with New Enterprise Associates to report transactions not reported on a Form 4 on a timely basis: Forest Baskett, Scott D Sandell, Mohamad Makhzoumi, Carmen Chang, Paul Edward Walker, New Enterprise Associates 16, L.P., Ali Behbahani and Anthony A. Florence Jr. Each Form 5 was filed due to an administrative error related to the exercise of warrants to purchase 1,851,852 shares of our common stock in April 2025.

PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 6, 2026 by:

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each of our directors;
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each of our named executive officers;
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all of our directors and executive officers as a group; and
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each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock (on an as-converted to common stock basis).

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 128,586,792 shares of our common stock outstanding as of April 6, 2026.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days after April 6, 2026 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of each beneficial owner is c/o Trevi Therapeutics, Inc., 195 Church Street, 16th Floor, New Haven, Connecticut 06510.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Entities affiliated with New Enterprise Associates (1)	15,074,080	11.56%
Entities affiliated with Frazier Life Sciences (2)	13,132,880	9.99%
Entities affiliated with BlackRock, Inc. (3)	6,804,338	5.29%
Entities affiliated with FMR LLC (4)	6,500,009	5.05%
Directors and Executive Officers:
Edward Mathers (5)	15,256,974	11.68%
Jennifer Good (6)	2,603,084	1.99%
David Meeker, M.D. (7)	561,698	*
Farrell Simon (8)	482,045	*
James Cassella, Ph.D. (9)	384,256	*
Michael Heffernan (10)	228,718	*
Anne VanLent (11)	227,298	*
Dominick Colangelo (12)	168,684	*
All Executive Officers and Directors as a group (10 persons) (13)	20,822,900	15.39%

* Less than one percent

(1)
Based on information provided in a Schedule 13D/A filed on February 13, 2026, as well as information otherwise known to the company, shares held by New Enterprise Associates 16, L.P, or NEA 16, and NEA 18 Venture Growth Equity, L.P., or NEA 18, which we refer to collectively as the NEA Entities, consist of: (i) 12,273,280 shares of our common stock and warrants to purchase 1,851,852 shares of common stock held by NEA 16, and (ii) 948,948 shares of our common stock and pre-funded warrants to purchase 3,000,000 shares of common stock held by NEA 18. The ability of NEA 18 to exercise its pre-funded warrants is subject to beneficial ownership limitations applicable to the pre-funded warrants we issued and sold in our April 2022 private placement wherein we may not effect the exercise of any such warrant, and the holder will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of common stock beneficially owned by the holder of such warrant (together with its affiliates, any other persons acting as a group together with such holder or any of such holder’s affiliates, and any other persons whose beneficial ownership of common stock would or could be aggregated with such holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act) would exceed 9.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant, which percentage may be increased or decreased at such holder’s election upon 61 days’ notice to us subject to the terms of such warrants, provided that such percentage may in no event exceed 19.99%. We refer to such beneficial ownership limitations as the 2022 Private Placement Beneficial Ownership Limitations, which prevent NEA 18 from exercising any portion of such pre-funded warrants to the extent such exercise would result in the NEA Entities exceeding the applicable 2022 Private Placement Beneficial Ownership Limitation. The shares reported under “Shares Beneficially Owned” consist of (i) the 13,222,228 shares of common stock held by the NEA Entities and

(ii) the 1,851,852 shares of common stock issuable to NEA 16 upon exercise of its warrants. The shares reported under “Shares Beneficially Owned” do not include the 3,000,000 shares of common stock issuable to NEA 18 upon the exercise of its pre-funded warrants due to the application of the applicable 2022 Private Placement Beneficial Ownership Limitation. The shares directly held by NEA 16 are indirectly held by (i) NEA Partners 16, L.P., or NEA Partners 16, the sole general partner of NEA 16, (ii) NEA 16 GP, LLC, or NEA 16 LLC, the sole general partner of NEA Partners 16, and (iii) each of the individual Managers of NEA 16 LLC, which we refer to as the NEA 16 Managers. The NEA 16 Managers are Forest Baskett, Ali Behbahani, Carmen Chang, Anthony A. Florence, Jr., Mohamad Makhzoumi, Paul Walker and Scott D. Sandell. NEA Partners 16, NEA 16 LLC and the NEA 16 Managers share voting and dispositive power with regard to the shares directly held by NEA 16. The shares directly held by NEA 18 are indirectly held by (i) NEA Partners 18 VGE, L.P., or NEA Partners 18, the sole general partner of NEA 18, (ii) NEA 18 VGE GP, LLC, or NEA 18 LLC, the sole general partner of NEA Partners 18, and (iii) each of the individual Managers of NEA 18 LLC, which we refer to as the NEA 18 Managers. The NEA 18 Managers are Edward T. Mathers, Rick Yang, Mr. Behbahani, Ms. Chang, Mr. Florence, Mr. Makhzoumi, Mr. Walker and Mr. Sandell. NEA Partners 18, NEA 18 LLC and the NEA 18 Managers share voting and dispositive power with regard to the shares directly held by NEA 18. Mr. Mathers, a member of our Board of Directors, a General Partner of New Enterprise Associates, Inc., an entity affiliated with NEA 16 and an NEA 18 Manager, has no voting or investment control over any of the shares held by NEA 16 and NEA 18 and disclaims beneficial ownership of all shares owned by such entities, except to the extent of any pecuniary interest therein. All indirect holders of the above referenced shares disclaim beneficial ownership of the above referenced shares except to the extent of their pecuniary interests therein. The address of the above referenced entities and persons is 1954 Greenspring Drive, Suite 600, Timonium MD, 21093.
(2)
Based on information provided in a Schedule 13G/A filed on November 14, 2025, as well as information otherwise known to the company, shares held by Frazier Life Sciences Public Fund, L.P., Frazier Life Sciences X, L.P. and Frazier Life Sciences XI, L.P., which we refer to collectively as the Frazier Life Sciences Entities, consist of (i) 8,508,021 shares of our common stock and pre-funded warrants to purchase 10,331,265 shares of common stock held by Frazier Life Sciences Public Fund, L.P., (ii) 397,309 shares of our common stock and pre-funded warrants to purchase 1,458,294 shares of common stock held by Frazier Life Sciences X, L.P., and (iii) 1,354,079 shares of our common stock and pre-funded warrants to purchase 2,459,389 shares of common stock held by Frazier Life Sciences XI, L.P. The ability of the Frazier Life Sciences Entities to exercise their pre-funded warrants is subject to both the 2022 Private Placement Beneficial Ownership Limitations and the beneficial ownership limitations applicable to the pre-funded warrants we issued and sold in our September 2022 public offering wherein we may not effect the exercise of any such pre-funded warrant, and the holder will not be entitled to exercise any portion of any such pre-funded warrant, if, upon giving effect to such exercise, the aggregate number of shares of common stock beneficially owned by the holder of such pre-funded warrant (together with its affiliates, any other persons acting as a group together with such holder or any of such holder’s affiliates, and any other persons whose beneficial ownership of common stock would or could be aggregated with such holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act) would exceed 9.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such pre-funded warrant. We refer to such beneficial ownership limitations as the September 2022 Offering Beneficial Ownership Limitations, which we refer to together with the 2022 Private Placement Beneficial Ownership Limitations as the Beneficial Ownership Limitations. The Beneficial Ownership Limitations prevent the Frazier Life Sciences Entities from exercising any portion of the pre-funded warrants to the extent such exercise would result in the Frazier Life Sciences Entities exceeding the Beneficial Ownership Limitations. The shares reported under “Shares Beneficially Owned” consist of (i) 10,259,409 shares of our common stock held by the Frazier Life Sciences Entities, and (ii) 2,873,471 shares of common stock issuable to the Frazier Life Sciences Entities upon exercise of the pre-funded warrants. The shares reported under “Shares Beneficially Owned” do not include the remaining 11,375,477 shares of common stock issuable to the Frazier Life Sciences Entities upon the exercise of the pre-funded warrants due to application of the Beneficial Ownership Limitations. FHMLSP, L.P. is the general partner of Frazier Life Sciences Public Fund, L.P. and FHMLSP, L.L.C. is the general partner of FHMLSP, L.P. Patrick Heron, James Topper, Albert Cha and James Brush are the members of FHMLSP, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences Public Fund, L.P. FHMLS X, L.P. is the general partner of Frazier Life Sciences X, L.P. and FHMLS X, L.L.C. is the general partner of FHMLS X, L.P. Mr. Heron and Mr. Topper are the members of FHMLS X, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences X, L.P. FHMLS XI, L.P. is the general partner of Frazier Life Sciences XI, L.P. and FHMLS XI, L.L.C. is the general partner of FHMLS XI, L.P. Mr. Heron, Mr. Topper and Daniel Estes are the members of FHMLS XI, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences XI, L.P. The address of each of Frazier Life Sciences X, L.P., Frazier Life Sciences XI, L.P., Frazier Life Sciences Public Fund, L.P. and their affiliated entities and persons, is 1001 Page Mill Rd, Building 4, Suite B Palo Alto, CA 94304.
(3)
Based on information provided in a Schedule 13G filed on October 17, 2025 in which BlackRock, Inc. reported that it has sole dispositive power over 6,804,338 shares of our common stock and sole voting power over 6,669,528 shares of our common stock. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(4)
Based on information provided in a Schedule 13G filed on February 5, 2026, reporting as of December 31, 2025, in which FMR LLC and Abigail P. Johnson reported that (i) FMR LLC has sole dispositive power over 6,500,009 shares of our common stock and sole voting power over 6,485,775 shares of our common stock and (ii) Abigail P. Johnson has sole dispositive power over

6,500,009 shares of our common stock. The address of the above referenced entity and person is 245 Summer Street, Boston, Massachusetts 02210.
(5)
Consists of (a) 182,894 shares of common stock underlying stock options held by Mr. Mathers that are exercisable as of April 6, 2026 or will become exercisable within 60 days after such date and (b) the shares described in note 1 above. Mr. Mathers has no voting or dispositive power with regard to the shares described in note 1 above and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(6)
Consists of (a) 213,313 shares of common stock owned by Ms. Good and (b) 2,389,771 shares of common stock underlying stock options held by Ms. Good that are exercisable as of April 6, 2026 or will become exercisable within 60 days after such date.
(7)
Consists of (a) 311,786 shares of common stock owned by Dr. Meeker, (b) 27,432 shares of common stock held by the Trevi 2014 Irrevocable Trust, (c) 13,271 shares of common stock held by the Spinnaker Trust as Trustee for the Trevi 2014 Irrevocable Trust, and (d) 209,209 shares of common stock underlying stock options held by Dr. Meeker that are exercisable as of April 6, 2026 or will become exercisable within 60 days after such date.
(8)
Consists of (a) 81,553 shares of common stock owned by Dr. Simon and (b) 400,492 shares of common stock underlying stock options held by Dr. Simon that are exercisable as of April 6, 2026 or will become exercisable within 60 days after such date.
(9)
Consists of 384,256 shares of common stock underlying stock options held by Dr. Cassella that are exercisable as of April 6, 2026 or will become exercisable within 60 days after such date.
(10)
Consists of (a) 6,351 shares of common stock owned by Mr. Heffernan and (b) 222,367 shares of common stock underlying stock options held by Mr. Heffernan that are exercisable as of April 6, 2026 or will become exercisable within 60 days after such date.
(11)
Consists of (a) 25,983 shares of common stock owned by Ms. VanLent and (b) 201,315 shares of common stock underlying stock options held by Ms. VanLent that are exercisable as of April 6, 2026 or will become exercisable within 60 days after such date.
(12)
Consists of 168,684 shares of common stock underlying stock options held by Mr. Colangelo that are exercisable as of April 6, 2026 or will become exercisable within 60 days after such date.
(13)
Consists of (a) 14,126,385 shares of common stock and (b) 6,696,515 shares of common stock underlying stock options and outstanding warrants that are exercisable as of April 6, 2026 or will become exercisable within 60 days after such date.

REPORT OF THE AUDIT COMMITTEE

Our audit committee has reviewed our audited financial statements for the year ended December 31, 2025 and discussed them with our management and our independent registered public accounting firm, Ernst & Young LLP.

Our audit committee has also received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP is required to provide to our audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

In addition, Ernst & Young LLP provided our audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and the audit committee has discussed with the company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, our audit committee recommended to our Board of Directors that our financial statements audited by Ernst & Young LLP be included in our Annual Report on Form 10-K for the year ended December 31, 2025.

By the audit committee of the Board of Directors of Trevi Therapeutics, Inc.

Anne VanLent, Chairman

Dominick Colangelo

Michael Heffernan

HOUSEHOLDING

Some banks, brokers and other nominee stockholders of record may be participating in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of our documents, including the Notice, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such document to you upon written or oral request to Trevi Therapeutics, Inc., 195 Church Street, 16th Floor, New Haven, CT 06510, Attention: Investor Relations, telephone: 203-304-2499. If you want to receive separate copies of our proxy statements, annual reports, or notices of Internet availability of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee stockholders of record, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December , 2026. However, if the date of the 2027 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2027 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Trevi Therapeutics, Inc., 195 Church Street, 16th Floor, New Haven, CT 06510, Attention: Investor Relations.

If a stockholder wishes to propose a nomination of persons for election to our Board of Directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement, our amended and restated bylaws establish an advance notice procedure for such nominations and proposals. The required notice must be delivered by the stockholder and received by our corporate secretary at our principal executive offices and must otherwise meet the requirements set forth in our amended and restated bylaws, including the requirements of Rule 14a-19 under the Exchange Act, if the stockholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than our nominees. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of the annual meeting or brought before the annual meeting by or at the direction of the Board of Directors or by a stockholder of record on the record date for the annual meeting, who is entitled to vote at the annual meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the annual meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was given or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2027 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 3, 2027 and no later than March 5, 2027; provided, however, that if the annual meeting is held earlier than May 4, 2027 or has not been held by August 2, 2027, then such notice must be received no later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the tenth day following the day on which notice of the date of such annual meeting was given or public disclosure of the date of such annual meeting was made, whichever first occurs.

OTHER MATTERS

Our Board of Directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors

Jennifer Good

President and Chief Executive Officer

SCAN TO VIEW MATERIALS & VOTE TREVI THERAPEUTICS, INC. 195 CHURCH STREET, 16TH FLOOR NEW HAVEN, CT 06510 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 2, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/TRVI2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Call to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 2, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your completed, signed and dated proxy card must be received by 11:59 p.m. Eastern Time on June 2, 2026. V93479-P48049 TREVI THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following proposals 1-5: 1. Election of one Class I director to our Board of Directors, to serve until the 2029 Annual Meeting of Stockholders. For Withhold Nominee: ! ! 1a. Michael Heffernan For Against Abstain ! ! ! 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. Approval, on an advisory basis, of the compensation paid to our named executive officers. ! ! ! 4. Approval of the Trevi Therapeutics, Inc. Amended and Restated 2019 Stock Incentive Plan. 5. Approval of an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 200,000,000 shares to 400,000,000 shares. NOTE: Transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V93480-P48049 TREVI THERAPEUTICS, INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 3, 2026 11:00 AM EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Jennifer Good, David Hastings, and Christopher Galletta, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TREVI THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m. Eastern Time on June 3, 2026, at www.virtualshareholdermeeting.com/TRVI2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side

Appendix A

A&R 2019 PLAN

Trevi Therapeutics, Inc.

AMENDED AND RESTATED 2019 STOCK INCENTIVE PLAN

(a)
Purpose

The purpose of this Amended and Restated 2019 Stock Incentive Plan (the “Plan”) of Trevi Therapeutics, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

(b)
Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as such terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” “Award” means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8).

(c)
Administration and Delegation
a.
Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.
b.
Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.
c.
Delegation to Officers. Subject to any requirements of applicable law (including as applicable Sections 152 and 157(c) of the General Corporation Law of the State of Delaware), the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted; and provided further, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).
(d)
Stock Available for Awards
a.
Number of Shares; Share Counting.
i.
Authorized Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to such number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) as is equal to the sum of:
1.
29,000,000 shares of Common Stock; plus
2.
such additional number of shares of Common Stock (up to 11,000,000 shares) as is equal to the number of shares of Common Stock subject to awards granted under the Company’s 2012 Stock Incentive Plan, as amended, that were outstanding on the Effective Date (as defined below) and which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options, to any limitations under the Code).

Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

ii.
Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan:
1.
all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;
2.
if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and
3.
shares of Common Stock delivered (by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards.
b.
Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1), except as may be required by reason of Section 422 and related provisions of the Code.
c.
Limit on Awards to Non-Employee Directors. The maximum aggregate amount of cash and value of Awards (calculated based on grant date fair value for financial reporting purposes) granted in any calendar year to any individual non-employee director for services as a director shall not exceed US$750,000 in the case of an incumbent director; provided, however, that such maximum aggregate amount shall not exceed US$1,000,000 in any calendar year for any individual non-employee director for services as a director in such non-employee director’s initial year of election or appointment; and provided, further, however, that fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance, any amounts paid or Awards made pursuant to a bona fide consulting agreement for services other than as a director, any amounts paid to a non-employee director as reimbursement of an expense and any financial statement expense associated with the modification of an outstanding award (whether or not granted under the Plan) shall not count against the foregoing limit. The Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
(e)
Stock Options
a.
General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.
b.
Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Trevi Therapeutics, Inc., any of Trevi Therapeutics, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.
c.
Exercise Price. The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable Option agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) of the Common Stock on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:
i.
if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or
ii.
if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices on the date of grant as reported by an over-the-counter marketplace designated by the Board; or
iii.
if the Common Stock is not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A, except as the Board may expressly determine otherwise.

For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A.

The Board has sole discretion to determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Participants’ agreement that the Board’s determination is conclusive and binding even though others might make a different determination.

d.
Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.
e.
Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.
f.
Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
i.
in cash or by check, payable to the order of the Company;
ii.
except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;
iii.
to the extent provided for in the applicable Option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

iv.
to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board) on the date of exercise;
v.
to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board by payment of such other lawful consideration as the Board may determine; or
vi.
by any combination of the above permitted forms of payment.
g.
Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in the manner approved by) the Board) or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Global Market or any other exchange or marketplace on which the Company stock is listed or traded (the “Exchange”).
(f)
Stock Appreciation Rights
a.
General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined by (or in the manner approved by) the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.
b.
Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value of the Common Stock on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.
c.
Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.
d.
Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.
e.
Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board) or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.
(g)
Restricted Stock; Restricted Stock Units
a.
General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests or is settled (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).
b.
Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.
c.
Additional Provisions Relating to Restricted Stock.
i.
Dividends. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Accrued Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.
ii.
Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.
d.
Additional Provisions Relating to Restricted Stock Units.
i.
Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company such number of shares of Common Stock or (if so provided in the applicable Award agreement) an amount of cash equal to the fair market value (valued in the manner determined by (or in a manner approved by) the Board) of such number of shares of Common Stock as are set forth in the applicable Restricted Stock Unit agreement. The Board may provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.
ii.
Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.
iii.
Dividend Equivalents. The Award agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be settled in cash and/or shares of Common Stock and shall be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid.

(h)
Other Stock-Based Awards
a.
General. The Board may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.
b.
Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

(i)
Adjustments for Changes in Common Stock and Certain Other Events
a.
Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules set forth in Sections 4(a), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Restricted Stock Unit award and each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
b.
Reorganization Events.
i.
Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.
ii.
Consequences of a Reorganization Event on Awards Other than Restricted Stock.
1.
In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/or unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.
2.
Notwithstanding the terms of Section 9(b)(2)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(A)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 9(b)(2)(A), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.
3.
For purposes of Section 9(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determines to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.
iii.
Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.
(j)
General Provisions Applicable to Awards
a.
Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A of the Code, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.
b.
Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
c.
Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.
d.
Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.
e.
Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Committee, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Company); provided, however, except as otherwise provided by the Committee, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal, state and local tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined by, or in a manner approved by, the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined by, or in a manner approved by, the Company)) as the Company shall determine in its sole discretion to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
f.
Amendment of Award. Except as otherwise provided in Sections 5(g) and 6(e) with respect to repricings and Section 11(d) with respect to actions requiring stockholder approval, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9.
g.
Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
h.
Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.
(k)
Miscellaneous
a.
No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.
b.
No Rights As Stockholder; Clawback Policy. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares. In accepting an Award under the Plan, a Participant agrees to be bound by any clawback policy the Company has in effect or may adopt in the future.
c.
Effective Date and Term of Plan. The Plan shall become effective immediately prior to the effectiveness of the Company’s registration statement for the Company’s initial public offering (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.
d.
Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that no amendment that would require stockholder approval under the rules of the Exchange may be made effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (ii) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.
e.
Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.
f.
Compliance with Section 409A of the Code. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes

“nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

g.
Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.
h.
Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

Appendix B

Certificate of Amendment

CERTIFICATE OF AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

OF

TREVI THERAPEUTICS, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Trevi Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law setting forth a proposed amendment to the Corporation’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law. Accordingly, to effect such proposed amendment, it is

RESOLVED: That the first sentence of Article FOURTH of the Certificate of Incorporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“FOURTH: The total number of shares of all classes of stock that the Corporation shall have authority to issue is 405,000,000 shares, consisting of (i) 400,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this [ ] day of [ ], 2026.

TREVI THERAPEUTICS, INC.

By: ______________

Name: Jennifer Good

Title: Chief Executive Officer